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For more information, contact the Vanguard PR Hotline at 610-669-5002, vanguard_media_relations@vanguard.com or visit pressroom.vanguard.com .

PRESS RELEASE

VANGUARD TO SEEK SHAREHOLDER APPROVAL FOR VALUE FUND MERGER AND

CHANGE TO DIVERSIFICATION STATUS OF FIVE FUNDS

Vanguard U.S. Value Fund closes to new investors

VALLEY FORGE, PA (July 29, 2020)—Vanguard today announced it would seek shareholder approval to merge the $1.1 billion Vanguard U.S. Value Fund into the $77.2 billion Vanguard Value Index Fund. Effective immediately, Vanguard U.S. Value Fund is closed to new shareholder accounts. The firm also announced plans to seek shareholder approval to change the diversification status of five funds.

Like other U.S. investment companies, Vanguard holds a proxy when shareholder approval is needed for certain fund matters. Following review by the U.S. Securities and Exchange Commission (SEC), the fund proxy materials are expected to be sent to Vanguard fund shareholders beginning in November 2020 for voting online, by phone, or by mail. Vanguard encourages online voting for shareholder convenience and associated cost savings. The shareholder meeting—which will be held in a virtual format—is scheduled for January 22, 2021.

"We encourage shareholders of the six funds to vote on these important proposals," said Tim Buckley, Vanguard Chairman and CEO. "We believe the proposed changes will enable Vanguard to manage these funds more efficiently and effectively, and continue to deliver strong outcomes for investors."

The proposals are summarized below.

Vanguard U.S. Value Fund merger

Vanguard will be seeking shareholder approval to merge Vanguard U.S. Value Fund into Vanguard Value Index Fund. Vanguard U.S. Value Fund is closed to new shareholder accounts, effective immediately.

Introduced in 1992, Vanguard Value Index Fund is a broadly diversified, large-capitalization U.S. value portfolio. If approved, the merged fund would retain the Vanguard Value Index Fund name and current expense ratio of 0.05%—a decrease of 0.17% for existing Vanguard U.S. Value Fund shareholders.

The proposed merger is a result of Vanguard's ongoing and comprehensive fund oversight program. Given the funds have a significant overlap in holdings, similar characteristics, and highly-correlated returns, Vanguard determined a merger would be the most beneficial path for Vanguard U.S. Value Fund shareholders and result in greater efficiencies in the administration of the combined Vanguard Value Index Fund.

Vanguard has a long history of product innovation and has continued to enhance and refine its global fund and ETF roster. In addition, the firm's rigorous product governance ensures a carefully curated and enduring lineup that meets a diverse range of client needs. Recent efforts to improve its product lineup include: introducing new funds and modifying mandates, restructuring advisory teams, closing and liquidating funds, and partnering with world-class active management talent.

Change in diversification status for five Vanguard funds

Vanguard will also be seeking shareholder approval to change the diversification status of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund - Growth Portfolio, and Vanguard Variable Insurance Fund - Real Estate Index Portfolio.

Due to increased concentration within each fund's investment universe, Vanguard is proposing to reclassify the funds from "diversified" to "non-diversified" as defined by the Investment Company Act of 1940. The change would afford the funds' investment advisors greater flexibility to manage their respective mandates, while not materially altering the funds' characteristics.

###

About Vanguard

Vanguard is one of the world's largest investment management companies. As of June 30, 2020, Vanguard managed $6.1 trillion in global assets. The firm, headquartered in Valley Forge,

Pennsylvania, offers more than 427 funds to its more than 30 million investors worldwide. For more information, visit vanguard.com.

Asset figures as of June 30, 2020 unless otherwise noted.

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, shareholders should read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, shareholders should read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-7064 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss.

Vanguard Marketing Corporation, Distributor.

CONFIDENTIAL

Bernese-Foxhound - IIG web

Channel: web

Red Oak Tracking #: 1237286

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Stephen Steenkamer, Corp Comm

IIG web freshness

[Date of First Use] 7/29/2020

[Date of Last Use] 7/29/2021

[Title (20 to 60 characters)]

Shareholders to vote on merger, diversification changes

[Body]

Vanguard today announced plans to solicit votes later this year from shareholders of six U.S.-based Vanguard funds on a proposed merger for one fund and proposed diversification status changes for five funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the proposals.

"We encourage shareholders of the six funds to vote on these important proposals, which we believe will lead to better outcomes for investors," said Vanguard CEO Tim Buckley. "The merger will place shareholders in a comparable fund with better historical long-term investment performance and a lower expense ratio, and the diversification status changes will give the funds' investment advisors greater flexibility in managing those funds."

Fund proxy materials and instructions on voting are expected to reach shareholders of the six Vanguard funds beginning in November 2020. That's when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

The proposed merger would combine the $1.1 billion Vanguard U.S. Value Fund with the $77.2 billion Vanguard Value Index Fund. Effective today, the U.S. Value Fund is closed to new investors.

Separately, the diversification status change proposals will ask shareholders of the following funds to approve reclassifying each fund as "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

Merger would combine active and index value funds

The proposed merger of the U.S. Value Fund into the Value Index Fund would combine two value funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities and exhibit a significant overlap in holdings, similar characteristics, and highly correlated returns.

The proposal stems from Vanguard's continuous oversight and review of its fund lineup, including portfolio exposures and cost structures. After analyzing its active lineup for a suitable match, Vanguard determined that a merger into the Value Index Fund was in the best interest of shareholders. It would place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance and offer them a large expense ratio reduction. Shareholders of both funds also may benefit from additional economies of scale.

"The proposed merger grows out of Vanguard's ongoing, rigorous, and comprehensive evaluation of our funds," said Kaitlyn Caughlin, head of Vanguard's Portfolio Review Department. "Given the funds' similar market exposures, we believe the merger will further streamline our investment lineup and enable us to continue to deliver strong outcomes for investors through lower costs and improved tax efficiency."

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The merger, if approved, will take place on or about February 5. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger.

The tentative timeline for the merger is as follows:

Key merger dates	Action
July 29, 2020	U.S. Value Fund is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy statement/
prospectus, and voting begins
January 22, 2021	Virtual shareholder meeting
February 3, 2021*	U.S. Value Fund is closed to all investments
February 5, 2021*	Merger of U.S. Value Fund into Value Index Fund
is complete
* Pending shareholder approval

Effect on U.S. Value Fund shareholders

If U.S. Value Fund shareholders approve the merger, each shareholder will receive shares of the Value Index Fund with an aggregate value equal to that shareholder's stake in the U.S. Value Fund as of the merger's effective date. There will be no change to the cost basis of a shareholder's aggregate position. The per-share cost will change, reflecting the difference in each fund's net asset value.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*
Value Index Fund Institutional Shares	0.04%
Value Index Fund Admiral Shares	0.05%
Value Index Fund Investor Shares	0.17%
U.S. Value Fund Investor Shares	0.22%

* As reported in each fund's current prospectus.

The merger is expected to qualify as tax-free for the funds, with roughly 45% of the U.S. Value Fund's assets transferring to the Value Index Fund on an in-kind basis. U.S. Value Fund shareholders who initiate exchanges or redemptions prior to the merger could be subject to taxes, depending on the account type. The merger may result in the realization of capital gains that will be distributed to U.S. Value shareholders before it is completed.

During a transition period of approximately two weeks following the shareholder meeting, Vanguard's Equity Index Group will take over management of the U.S. Value Fund in alignment with the Value Index Fund strategy.

Going from active to passive

Vanguard has a deep commitment to both active and passive investment approaches. It was the first company to offer index funds to individual investors and had $4.6 trillion in equity and fixed income assets under index management worldwide as of June 30, 2020. Vanguard is also one of the world's largest active managers, with more than $1.5 trillion in actively managed equity, bond, and money market portfolios as of June 30, 2020.

Vanguard continues to believe in the merits of active management and has delivered consistent and sustained outperformance over 45 years of active management. Over the ten years ended June 30, 2020, 94% of Vanguard active funds outperformed their peer group averages (source: Lipper, a Thomson Reuters company).1

In evaluating the best outcome for U.S. Value Fund shareholders, Vanguard selected the Value Index Fund because of its similar market exposure, lower costs, and improved tax efficiency. The Value Index Fund seeks to track the performance of the CRSP US Large Cap Value Index, which measures the investment return of large-capitalization value stocks.

Vanguard offers other large-cap value funds for investors who prefer an actively managed approach, as shown below. There may be tax implications for U.S. Value Fund shareholders considering such an alternative, depending on the account type.

Vanguard fund	Share class	Ticker	Expense ratio
Windsor™	Admiral™	VWNEX	0.20%
	Investor	VWNDX	0.30%
Windsor™ II	Admiral	VWNAX	0.26%
	Investor	VWNFX	0.34%

Changing the diversification status of five funds

Shareholders of the other five funds participating in the January 2021 shareholder meeting will vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940 (the 1940 Act).

The Health Care Fund, the Energy Fund, the U.S. Growth Fund, and the Growth Portfolio and Real Estate Index Portfolio of the Variable Insurance Funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements: As "diversified" funds, at least 75% of each fund's total assets must be represented by, cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the

1Over the ten years ended June 30, 2020, 94 of 100 Vanguard active funds outperformed their peer group averages (source: Lipper, a Thomson Reuters company). Results will vary for other time periods. Only funds with a minimum ten-year history were included in the comparison. Note that the competitive performance data shown represent past performance, which is not a guarantee of future results, and that all investments are subject to risk. For the most recent performance, visit our website at vanguard.com/performance.

potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk because of its ability to make more concentrated investments.

"We believe this proposal is in the best interest of shareholders, because it provides the funds' investment advisors with greater flexibility in managing the respective funds," said Ms. Caughlin, the Vanguard Portfolio Review Department head. "Changing to non-diversified status can lead to potentially better performance outcomes for investors."

Notes:

•Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

•Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov/).

•All asset figures are as of June 30, 2020, unless otherwise noted.

•All investing is subject to risk, including the possible loss of the money you invest.

•Diversification does not ensure a profit or protect against a loss.

•Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

[Search description (75 to 150 characters, including spaces)]

Proposals would merge Vanguard U.S. Value Fund into Vanguard Value Index Fund and change the diversification status of five other funds.

[Long description (100 to 270 characters, including spaces)]

Vanguard U.S. Value Fund is closed to new investors pending a shareholder vote on a proposal to merge the fund into Vanguard Value Index Fund. Shareholders of five other funds will vote on reclassifying those funds as non-diversified.

[Keywords (50 to 300 characters, including spaces)]

vanguard, fund, portfolio, merger, diversification, diversified, non-diversified, concentrated, proxy, shareholder meeting, sec, securities and exchange commission, index, active, expense ratio, caughlin, u.s. value, value index, energy, health care, u.s. growth, growth, real estate, variable insurance, VUVLX, VVIAX, VGHCX, VGHAX, VWUSX, VWUAX, VGENX, VGELX

CONFIDENTIAL

Bernese-Foxhound - FAS web

Channel: web

Red Oak Tracking #: 1237286

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Stephen Steenkamer, Corp Comm

FAS web freshness

[Date of First Use] 7/29/2020

[Date of Last Use] 7/29/2021

[Title (20 to 60 characters)]

Shareholders to vote on merger, diversification changes

[Body]

Vanguard today announced plans to solicit votes later this year from shareholders of six U.S.-based Vanguard funds on a proposed merger for one fund and proposed diversification status changes for five funds. At an upcoming shareholder meeting, or by proxy beforehand, shareholders will vote on the proposals.

"We encourage shareholders of the six funds to vote on these important proposals, which we believe will lead to better outcomes for investors," said Vanguard CEO Tim Buckley. "The merger will place shareholders in a comparable fund with better historical long-term investment performance and a lower expense ratio, and the diversification status changes will give the funds' investment advisors greater flexibility in managing those funds."

Fund proxy materials and instructions on voting are expected to reach shareholders of the six Vanguard funds beginning in November 2020. That's when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

The proposed merger would combine the $1.1 billion Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201) with the $77.2 billion Vanguard Value Index Fund (Admiral™ Shares VVIAX, CUSIP 922908678). Effective today, the U.S. Value Fund is closed to new investors.

Separately, the diversification status change proposals will ask shareholders of the following funds to approve reclassifying each fund as "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)

•Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)

•Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)

•Vanguard Variable Insurance Funds – Growth Portfolio (CUSIP 921925509)

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio (CUSIP 921925848)

Merger would combine active and index value funds

The proposed merger of the U.S. Value Fund into the Value Index Fund would combine two value funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities and exhibit a significant overlap in holdings, similar characteristics, and highly correlated returns.

The proposal stems from Vanguard's continuous oversight and review of its fund lineup, including portfolio exposures and cost structures. After analyzing its active lineup for a suitable match, Vanguard determined that a merger into the Value Index Fund was in the best interest of shareholders. It would place U.S. Value Fund shareholders in a comparable fund with better historical long-term investment performance and offer them a large expense ratio reduction. Shareholders of both funds also may benefit from additional economies of scale.

"The proposed merger grows out of Vanguard's ongoing, rigorous, and comprehensive evaluation of our funds," said Kaitlyn Caughlin, head of Vanguard's Portfolio Review Department. "Given the funds' similar market exposures, we believe the merger will further streamline our investment lineup and enable us to continue to deliver strong outcomes for investors through lower costs and improved tax efficiency."

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The merger, if approved, will take place on or about February 5. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger.

The tentative timeline for the merger is as follows:

Key merger dates	Action
July 29, 2020	U.S. Value Fund is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy statement/
prospectus, and voting begins
January 22, 2021	Virtual shareholder meeting
February 3, 2021*	U.S. Value Fund is closed to all investments
February 5, 2021*	Merger of U.S. Value Fund into Value Index Fund
is complete
* Pending shareholder approval

Effect on U.S. Value Fund shareholders

If U.S. Value Fund shareholders approve the merger, each shareholder will receive shares of the Value Index Fund with an aggregate value equal to that shareholder's stake in the U.S. Value Fund as of the merger's effective date. There will be no change to the cost basis of a shareholder's aggregate position. The per-share cost will change, reflecting the difference in each fund's net asset value.

U.S. Value Fund shareholders will experience an immediate 17-basis-point decrease in costs as a result of the merger—to 0.05% for the Value Index Fund from 0.22% for the U.S. Value Fund. (A basis point is one- hundredth of a percentage point.)

The merger is expected to qualify as tax-free for the funds, with roughly 45% of the U.S. Value Fund's assets transferring to the Value Index Fund on an in-kind basis. U.S. Value Fund shareholders who initiate exchanges or redemptions prior to the merger could be subject to taxes, depending on the account type. The merger may result in the realization of capital gains that will be distributed to U.S. Value shareholders before it is completed.

During a transition period of approximately two weeks following the shareholder meeting, Vanguard's Equity Index Group will take over management of the U.S. Value Fund in alignment with the Value Index Fund strategy.

Going from active to passive

Vanguard has a deep commitment to both active and passive investment approaches. It was the first company to offer index funds to individual investors and had $4.6 trillion in equity and fixed income assets under index management worldwide as of June 30, 2020. Vanguard is also one of the world's largest active managers, with more than $1.5 trillion in actively managed equity, bond, and money market portfolios as of June 30, 2020.

Vanguard continues to believe in the merits of active management and has delivered consistent and sustained outperformance over 45 years of active management. Over the ten years ended June 30, 2020, 94% of

Vanguard active funds outperformed their peer group averages (source: Lipper, a Thomson Reuters company).2

In evaluating the best outcome for U.S. Value Fund shareholders, Vanguard selected the Value Index Fund because of its similar market exposure, lower costs, and improved tax efficiency. The Value Index Fund seeks to track the performance of the CRSP US Large Cap Value Index, which measures the investment return of large-capitalization value stocks.

Vanguard offers other large-cap value funds for investors who prefer an actively managed approach, as shown below. There may be tax implications for U.S. Value Fund shareholders considering such an alternative, depending on the account type.

Vanguard fund	Share class	Ticker	CUSIP	Expense ratio
Windsor™	Admiral™	VWNEX	922018403	0.20%
	Investor	VWNDX	922018106	0.30%
Windsor™ II	Admiral	VWNAX	922018304	0.26%
	Investor	VWNFX	922018205	0.34%

Changing the diversification status of five funds

Shareholders of the other five funds participating in the January 2021 shareholder meeting will vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940 (the 1940 Act).

The Health Care Fund, the Energy Fund, the U.S. Growth Fund, and the Growth Portfolio and Real Estate Index Portfolio of the Variable Insurance Funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements: As "diversified" funds, at least 75% of each fund's total assets must be represented by, cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk because of its ability to make more concentrated investments.

"We believe this proposal is in the best interest of shareholders, because it provides the funds' investment advisors with greater flexibility in managing the respective funds," said Ms. Caughlin, the Vanguard Portfolio Review Department head. "Changing to non-diversified status can lead to potentially better performance outcomes for investors."

Notes:

•Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

•Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real

2Over the ten years ended June 30, 2020, 94 of 100 Vanguard active funds outperformed their peer group averages (source: Lipper, a Thomson Reuters company). Results will vary for other time periods. Only funds with a minimum ten-year history were included in the comparison. Note that the competitive performance data shown represent past performance, which is not a guarantee of future results, and that all investments are subject to risk. For the most recent performance, visit our website at vanguard.com/performance.

Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

•All asset figures are as of June 30, 2020, unless otherwise noted.

•All investing is subject to risk, including the possible loss of the money you invest.

•Diversification does not ensure a profit or protect against a loss.

•Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

[Search description (75 to 150 characters, including spaces)]

Proposals would merge Vanguard U.S. Value Fund into Vanguard Value Index Fund and change the diversification status of five other funds.

[Long description (100 to 270 characters, including spaces)]

Vanguard U.S. Value Fund is closed to new investors pending a shareholder vote on a proposal to merge the fund into Vanguard Value Index Fund. Shareholders of five other funds will vote on reclassifying those funds as non-diversified.

[Keywords (50 to 300 characters, including spaces)]

vanguard, fund, portfolio, merger, diversification, diversified, non-diversified, concentrated, proxy, shareholder meeting, sec, securities and exchange commission, index, active, expense ratio, caughlin, u.s. value, value index, energy, health care, u.s. growth, growth, real estate, variable insurance, VUVLX, VVIAX, VGHCX, VGHAX, VWUSX, VWUAX, VGENX, VGELX

Proxy votes planned on value fund merger, diversification status

Vanguard today announced plans to solicit votes later this year from shareholders of six U.S.-based Vanguard funds on a proposed merger for one fund and proposed diversification status changes for five funds.

The proposed merger would combine Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201) with Vanguard Value Index Fund (Admiral™ Shares VVIAX, CUSIP

922908678). Effective today, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of the following funds will be asked to vote on a proposal to reclassify each fund as "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)

•Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)

•Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)

•Vanguard Variable Insurance Funds – Growth Portfolio (CUSIP 921925509)

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio (CUSIP 921925848)

Fund proxy materials and instructions on voting are expected to reach shareholders of the six Vanguard funds beginning in November 2020. That's when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

Details of value funds merger

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

U.S. Value Fund shareholders will experience an immediate 17-basis-point decrease in costs as a result of the merger—to 0.05% for the Value Index Fund from 0.22% for the U.S. Value Fund. (A basis point is one-hundredth of a percentage point.)

The merger will take place shortly after it receives shareholder approval. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger.

The tentative timeline for the merger is as follows:

Key merger dates

July 29, 2020

Beginning in early November 2020

January 22, 2021

February 3, 2021*

February 5, 2021*

*Pending shareholder approval

Actions

U.S. Value Fund is closed to new investors

Shareholders receive combined proxy statement/prospectus and voting begins

Virtual shareholder meeting

U.S. Value Fund is closed to all investments

Merger of U.S. Value Fund into Value Index Fund is complete

Changing the diversification status of five funds

The Health Care Fund, the Energy Fund, the U.S. Growth Fund, and the Growth Portfolio

6

and Real Estate Index Portfolio of the Variable Insurance Funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements.

As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance.

For additional information, please read our Q&A.

Please contact your Vanguard Relationship Management Team at 800-232-6171 or email with any questions about this announcement.

Legal notices

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please

7

call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

For more information about Vanguard funds visit advisors.vanguard.com or call 800- 997- 2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2020 American Bankers Association.

"CUSIP" is a registered trademark of the American Bankers Association.

For financial advisors only. Not for public distribution.

Email administration

If you no longer wish to receive promotional emails related to Vanguard Financial Advisor Services™, please opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355 | advisors.vanguard.com

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8

Proposal to change five funds to "non-diversified" status

Shareholders of the following Vanguard funds will be asked in coming months to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

These funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements. As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment

1

performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance.

As a shareholder of one or more of the affected funds, you can expect to receive proxy materials and instructions on voting beginning in November. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

Separately, shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. The U.S. Value Fund is closed to new investors, effective immediately.

Vanguard announced the proposed merger and changes in diversification status today.

If you would like more information, please contact your Vanguard representative.

Legal notices

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

2

For more information about Vanguard funds, visit institutional.vanguard.com or call 800- 523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

Email administration

If you do not want to receive emails about investment topics, opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 |

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FS

3

Shareholders will vote on U.S. Value Fund merger

Vanguard today announced plans for multiple fund changes that will require shareholder approval.

Shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. Effective today, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of five other funds will be asked to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940.

As a shareholder of the U.S. Value Fund, you can expect to receive proxy materials and instructions on voting in November. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

Recordkeeping clients offering the U.S. Value Fund who do not wish to move to the Value Index Fund Admiral™ Shares are kindly asked to contact your Vanguard representative as soon as possible but no later than October 15, 2020.

The tentative timeline for the merger is as follows:

Actions
Key dates

July 29, 2020	U.S. Value Fund is closed to new investors

Beginning in early November 2020	Shareholders receive combined proxy
statement/prospectus and voting begins

1

January 22, 2021

February 3, 2021*

February 5, 2021*

*Pending shareholder approval

Virtual shareholder meeting

U.S. Value Fund is closed to all investments

Merger of U.S. Value Fund into Value Index Fund is complete

Details of value funds merger

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*

Value Index Fund Institutional Shares	0.04%

Value Index Fund Admiral Shares	0.05%

Value Index Fund Investor Shares	0.17%

U.S. Value Fund Investor Shares	0.22%

*As reported in each fund's current prospectus.

Changing the diversification status of five funds

Shareholders of the following funds will be asked to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

2

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

These funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements. As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance.

If you would like more information, please contact your Vanguard representative.

Legal notices

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please

3

call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

For more information about Vanguard funds, visit institutional.vanguard.com or call 800- 523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

Email administration

If you do not want to receive emails about investment topics, opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 |

institutional.vanguard.com Privacy statement | Contact us | Home

FS

4

Shareholders will vote on U.S. Value Fund merger

Vanguard today announced plans for multiple fund changes that will require shareholder approval.

Shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. Effective today, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of five other funds will be asked to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940.

As a shareholder of the U.S. Value Fund, you can expect to receive proxy materials and instructions on voting in November. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

The tentative timeline for the merger is as follows:

Key dates

July 29, 2020

Beginning in early November 2020

January 22, 2021

February 3, 2021*

Actions

U.S. Value Fund is closed to new investors

Shareholders receive combined proxy statement/prospectus and voting begins

Virtual shareholder meeting

U.S. Value Fund is closed to all investments

1

February 5, 2021*	Merger of U.S. Value Fund into Value Index
Fund is complete

*Pending shareholder approval

Details of value funds merger

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*
Value Index Fund Institutional Shares	0.04%

Value Index Fund Admiral Shares	0.05%

Value Index Fund Investor Shares	0.17%

U.S. Value Fund Investor Shares	0.22%

*As reported in each fund's current prospectus.

Changing the diversification status of five funds

Shareholders of the following funds will be asked to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

2

These funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements. As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance.

If you would like more information, please contact your Vanguard representative.

Legal notices

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and

3

other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

For more information about Vanguard funds, visit institutional.vanguard.com or call 800- 523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

Email administration

If you do not want to receive emails about investment topics, opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 |

institutional.vanguard.com Privacy statement | Contact us | Home

IO

4

Shareholders will vote on U.S. Value Fund merger

Vanguard today announced plans for multiple fund changes that will require shareholder approval.

Shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. Effective today, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of five other funds will be asked to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940.

As a shareholder of the U.S. Value Fund, you can expect to receive proxy materials and instructions on voting in November. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

The tentative timeline for the merger is as follows:

Key dates

July 29, 2020

Beginning in early November 2020

January 22, 2021

February 3, 2021*

Actions

U.S. Value Fund is closed to new investors

Shareholders receive combined proxy statement/prospectus and voting begins

Virtual shareholder meeting

U.S. Value Fund is closed to all investments

1

February 5, 2021*	Merger of U.S. Value Fund into Value Index
Fund is complete

*Pending shareholder approval

Details of value funds merger

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*
Value Index Fund Institutional Shares	0.04%

Value Index Fund Admiral Shares	0.05%

Value Index Fund Investor Shares	0.17%

U.S. Value Fund Investor Shares	0.22%

*As reported in each fund's current prospectus.

Changing the diversification status of five funds

Shareholders of the following funds will be asked to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

2

These funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements. As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means that the increased concentration of certain companies in a diversified fund's investment universe can potentially limit that fund's ability to invest where its advisor believes the greatest opportunities may lie. A non-diversified fund does not need to comply with the 1940 Act diversification requirements and therefore may generally be more concentrated in its investments. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance.

If you have any questions, please contact your Vanguard Client Service team.

Legal notices

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and

3

other relevant documents will also be available for free on the SEC's website  (www.sec.gov) .

For more information about Vanguard funds, visit institutional.vanguard.com or call 888- 684-4015 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

Email administration

If you do not want to receive emails about investment topics, opt out. Please do not reply to this message to opt out.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. The material in this message is promotional in nature.

100 Vanguard Boulevard | Malvern, PA 19355-2331 |

institutional.vanguard.com Privacy statement | Contact us | Home

VRPA_PS

4

Bernese-Foxhound - IIG send text

Channel: email

Red Oak Tracking #: 1237312

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Steve Steenkamer, Corp Comm

Send Text #2 - IIG (Investment Only - focus on U.S. Value-Value Index Fund merger)

[Date of First Use] 7/29/2020

[Date of Last Use - Generally 3 months after DOFU] 10/29/2020

Note to client-facing crew: Use all content between the two bars and complete the fields in red before sending. Do not send to clients before the date of first use or after the date of last use.

Subject: Proposal to merge U.S. Value, Value Index Funds

#FirstName#,

I'm writing to let you know that Vanguard is proposing multiple fund changes that will require shareholder approval in the coming months.

Shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. Effective July 29, 2020, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of five other funds will be asked to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940.

As a shareholder of the U.S. Value Fund, you can expect to receive proxy materials and instructions on voting in November 2020. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting.

Details of value funds merger

The tentative timeline for the merger is as follows:

Key dates	Action
July 29, 2020	U.S. Value Fund is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy
statement/prospectus, and voting begins.
January 22, 2021	Virtual shareholder meeting
February 3, 2021*	U.S. Value Fund is closed to all investments
February 5, 2021*	Merger of U.S. Value Fund into Value Index Fund
is complete
* Pending shareholder approval
5

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*
Value Index Fund Institutional Shares	0.04%
Value Index Fund Admiral Shares	0.05%
Value Index Fund Investor Shares	0.17%
U.S. Value Fund Investor Shares	0.22%

* As reported in each fund's current prospectus.

Changing the diversification status of five funds

Shareholders of the following funds will be asked to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

To learn more about the proposals and forthcoming shareholder vote, read our announcement .

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

100 Vanguard Boulevard | Malvern, PA 19355-2331 | institutional.vanguard.com

Bernese-Foxhound - IIG send text

Channel: email

Red Oak Tracking #: 1237312

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Steve Steenkamer, Corp Comm

Send Text #1 - IIG (Full Service - focus on U.S. Value- Value Index Fund merger)

[Date of First Use] 7/29/2020

[Date of Last Use - Generally 3 months after DOFU] 10/29/2020

Note to client-facing crew: Use all content between the two bars and complete the fields in red before sending. Do not send to clients before the date of first use or after the date of last use.

Subject: Proposal to merge U.S. Value, Value Index Funds

#FirstName#,

I'm writing to let you know that Vanguard is proposing multiple fund changes that will require shareholder approval in the coming months.

Shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. Effective July 29, 2020, the U.S. Value Fund is closed to new investors. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger, if approved.

Separately, shareholders of five other funds will be asked to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940.

As a shareholder of the U.S. Value Fund, you can expect to receive proxy materials and instructions on voting in November 2020. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting.

Recordkeeping clients offering the U.S. Value Fund who do not wish to move to the Value Index Fund Admiral™ Shares are kindly asked to contact your Vanguard representative as soon as possible but no later than October 15, 2020.

The tentative timeline for the merger is as follows:

Key dates	Action
July 29, 2020	U.S. Value Fund is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy
statement/prospectus, and voting begins.
January 22, 2021	Virtual shareholder meeting
February 3, 2021*	U.S. Value Fund is closed to all investments

February 5, 2021*	Merger of U.S. Value Fund into Value Index Fund
is complete
* Pending shareholder approval

Details of value funds merger

If approved, the merger of the U.S. Value Fund into the Value Index Fund will combine two funds that have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities. They have had highly correlated returns.

The combined fund will be called Vanguard Value Index Fund, with Vanguard's Equity Index Group continuing as the sole investment advisor. The Value Index Fund's investment objective, benchmark, strategies, policies, and overall portfolio management process will not change.

The expense ratios of the Value Index Fund shown in the following table are not expected to change as a result of the merger. The U.S. Value Fund is offered solely in Investor Shares.

Fund and share class	Expense ratio*
Value Index Fund Institutional Shares	0.04%
Value Index Fund Admiral Shares	0.05%
Value Index Fund Investor Shares	0.17%
U.S. Value Fund Investor Shares	0.22%

* As reported in each fund's current prospectus.

Changing the diversification status of five funds

Shareholders of the following funds will be asked to vote on a proposal to change each fund's diversification status to "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

To learn more about the proposals and forthcoming shareholder vote, read our announcement .

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

100 Vanguard Boulevard | Malvern, PA 19355-2331 | institutional.vanguard.com

1

Bernese-Foxhound - IIG send text

Channel: email

Red Oak Tracking #: 1237312

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Steve Steenkamer, Corp Comm

Send Text #3 - IIG (Full Service or Investment Only - focus on diversification reclassification)

[Date of First Use] 7/29/2020

[Date of Last Use - Generally 3 months after DOFU] 10/29/2020

Note to client-facing crew: Use all content between the two bars and complete the fields in red before sending. Do not send to clients before the date of first use or after the date of last use.

Subject: Proposed change in diversification status for five funds

#FirstName#,

I'm writing to let you know that shareholders of five Vanguard funds will be asked in coming months to vote on a proposal to reclassify those funds as "non-diversified" under the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

These funds are currently designated as "diversified" funds and must adhere to the 1940 Act diversification requirements. As such, at least 75% of each fund's total assets must be represented by cash and cash items, government securities, securities of other funds, and securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the fund or 10% of the voting stock of the issuer.

This means the increased concentration of certain companies in a fund's investment universe can potentially limit a fund's ability to invest where its advisor believes the greatest opportunities may lie.

We believe reclassifying the Funds as non-diversified is in the best interests of the funds and their shareholders as it gives the funds' portfolio managers increased investment flexibility and potential for better investment performance. Notwithstanding the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

As a shareholder of one or more of the affected funds, you can expect to receive proxy materials and instructions on voting in November 2020. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting.

1

Separately, shareholders of Vanguard U.S. Value Fund will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund. The U.S. Value Fund is closed to new investors, effective July 29, 2020.

To learn more about the proposals and forthcoming shareholder vote, read our announcement .

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit institutional.vanguard.com or call 800-523-1036 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

For institutional use only. Not for distribution to retail investors.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement: http://www.vanguard.com/instlprivacystmt

100 Vanguard Boulevard | Malvern, PA 19355-2331 | institutional.vanguard.com

1

Bernese-Foxhound FAS send text

Channel: email

Red Oak Tracking #: 1237312

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Stephen Steenkamer, Corp Comm

Send Text #1 - FAS (focus on U.S. Value-Value Index Fund merger)

[Date of First Use] 7/29/2020

[Date of Last Use - Generally 3 months after DOFU] 10/29/2020

Note to client-facing crew: Use all content between the two bars and complete the fields in red before sending. Do not send to clients before the date of first use or after the date of last use.

Subject: Proxy vote ahead on value funds merger

#FirstName#,

I'm writing to let you know that Vanguard is proposing multiple fund changes that will require shareholder approval in the coming months.

Shareholders of Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201) will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund (Admiral™ Shares VVIAX, CUSIP 922908678). Effective July 29, 2020, the U.S. Value Fund is closed to new investors.

As a shareholder of the U.S. Value Fund, you can expect to receive fund proxy materials and instructions on voting beginning in November 2020. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

The merger, if approved, will take place on or about February 5. Shareholders with existing U.S. Value Fund accounts will be able to make additional purchases until shortly before the merger.

The tentative timeline for the merger is as follows:

Key merger dates	Action
July 29, 2020	U.S. Value Fund is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy statement/
prospectus and voting begins
January 22, 2021	Virtual shareholder meeting
February 3, 2021*	U.S. Value Fund is closed to all investments
February 5, 2021*	Merger of U.S. Value Fund into Value Index Fund
is complete
* Pending shareholder approval

1

Shareholders of the following funds will be asked to vote on a separate proposal to reclassify each fund as "non-diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Funds – Growth Portfolio

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio

Further details of the proposals and forthcoming shareholder vote are available in our announcement .

For additional information about the fund merger, please read our Q&A .

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2020 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

For financial advisors only. Not for public distribution.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement:

 http://www.vanguard.com/finadvprivacystmt

1

100 Vanguard Boulevard | Malvern, PA 19355-2331 | advisors.vanguard.com

1

Bernese-Foxhound FAS send text

Channel: email

Red Oak Tracking #: 1237312

Description/Special instructions: Combined announcement of shareholder meeting, proposed merger of U.S. Value and Value Index Funds, change in diversification status of five funds.

Writers: Ted Duncombe, Ext. 19233, Corporate Communications / Stephen Steenkamer, Corp Comm

Send Text #2 - FAS (Focus on diversification reclassification)

[Date of First Use] 7/29/2020

[Date of Last Use - Generally 3 months after DOFU] 10/29/2020

Note to client-facing crew: Use all content between the two bars and complete the fields in red before sending. Do not send to clients before the date of first use or after the date of last use.

Subject: Proxy vote on fund diversification status

#FirstName#,

I'm writing to let you know that Vanguard plans to solicit votes later this year from shareholders of five U.S.-based Vanguard funds on a proposed change in the diversification status of those funds.

Shareholders of the following funds will be asked to vote on a proposal to reclassify each fund as "non- diversified," as defined by the Investment Company Act of 1940:

•Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)

•Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)

•Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)

•Vanguard Variable Insurance Funds – Growth Portfolio (CUSIP 921925509)

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio (CUSIP 921925848)

As a shareholder of one or more of the funds, you can expect to receive fund proxy materials and instructions on voting beginning in November 2020. That's when proxy voting will begin in anticipation of a January 2021 shareholder meeting that will be held virtually.

Separately, shareholders of Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201) will be asked to vote on a proposal to merge the fund into Vanguard Value Index Fund (Admiral™ Shares VVIAX, CUSIP 922908678). Effective July 29, 2020, the U.S. Value Fund is closed to new investors.

Further details of the proposals and forthcoming shareholder vote are available in our announcement .

If you have any questions or would like more information, please don't hesitate to contact me.

#VGI_Name# #VGI_Title#

1

Phone: #VGI_Phone#, Ext. #VGI_EXT#

_____________________________________________________________

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, please read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, please call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit advisors.vanguard.com or call 800-997-2798 to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss. Funds that concentrate on a relatively narrow market sector face the risk of higher share-price volatility.

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2020 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

For financial advisors only. Not for public distribution.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. | Privacy statement:

 http://www.vanguard.com/finadvprivacystmt

100 Vanguard Boulevard | Malvern, PA 19355-2331 | advisors.vanguard.com

1

Important notice about several

Vanguard mutual funds

We're writing to let you know about an important change that may be coming to five Vanguard mutual funds. Starting this November, shareholders will be invited to vote on a proposal to change the following funds' diversification status to "non-diversified:"

•Vanguard Health Care Fund

•Vanguard Energy Fund

•Vanguard U.S. Growth Fund

•Vanguard Variable Insurance Fund – Growth Portfolio

•Vanguard Variable Insurance Fund – Real Estate Index Portfolio

Our records indicate that you own at least one of these funds.

Why change the diversification status of these five funds?

The funds listed above are currently classified as "diversified" and must adhere to diversification requirements under the Investment Company Act of 1940 (the "1940 Act"). As such, a diversified fund is required to have less than 25% of its assets (excluding cash, government securities, or other mutual fund shares) invested in individual securities that account for more than 5% of the fund's total assets or own more than 10% of a single issuer's outstanding voting securities.

In other words, the increased concentration of certain companies in a diversified fund's investment universe can potentially limit the fund's ability to invest where its advisors believe the greatest opportunities may lie. A non-diversified fund doesn't need to comply with the diversification requirements of the 1940 Act and therefore may generally be more concentrated in its investments.

"We believe this proposal is in the best interest of shareholders, because it provides the funds' investment advisors with greater flexibility in managing the respective funds," said Kaitlyn Caughlin, head of the Vanguard Portfolio Review Department. "Changing to non-diversified status can lead to potentially better performance outcomes for investors."

What happens if the status of these funds changes?

This proposed change would provide the funds' investment advisors with greater flexibility in managing the respective funds. Despite the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk because of its ability to make more concentrated investments.

(over)
Connect with Vanguard® > vanguard.com
© 2020 The Vanguard Group, Inc. All rights reserved.	CONFFOXH 072020
Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

1

What do I need to do?

You don't need to take any action at this time. Fund proxy materials and voting instructions are expected to reach shareholders of these investments beginning in November 2020. That's when shareholders can start voting online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

If you have any questions, please call us at 800-662-2739 Monday through Friday from 8 a.m. to 8 p.m., Eastern time.

Thank you for belonging to the Vanguard community of investors.

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss.

1

Important notice about several Vanguard mutual funds

We're writing to let you know about an important change that may be coming to 5 Vanguard mutual funds. Starting this November, shareholders will be invited to vote on a proposal to change the following funds' diversification status to "non-diversified:"

Vanguard Health Care Fund

Vanguard Energy Fund

Vanguard U.S. Growth Fund

Vanguard Variable Insurance Funds – Growth Portfolio

Vanguard Variable Insurance Funds – Real Estate Index Portfolio

Our records indicate that you own at least 1 of these funds.

Why change the diversification status of these 5 funds?

The funds listed above are currently classified as "diversified" and must adhere to diversification requirements under the Investment Company Act of 1940 (the "1940 Act"). As such, a diversified fund is required to have less than 25% of its assets (excluding cash, government securities, or other mutual fund shares) invested in individual securities that account for more than 5% of the fund's total assets or own more than 10% of a single issuer's outstanding voting securities.

In other words, the increased concentration of certain companies in a diversified fund's investment universe can potentially limit the fund's ability to invest where its advisors believe the greatest opportunities may lie. A non-diversified fund doesn't need to comply with the diversification requirements of the 1940 Act and therefore may generally be more concentrated in its investments.

"We believe this proposal is in the best interest of shareholders, because it provides the funds' investment advisors with greater flexibility in managing the respective funds," said Kaitlyn Caughlin, head of the Vanguard Portfolio Review Department. "Changing to non- diversified status can lead to potentially better performance outcomes for investors."

What happens if the status of these funds changes?

This proposed change would provide the funds' investment advisors with greater flexibility in managing the respective funds. Despite the potential for improved investment performance, a non-diversified fund presents a heightened degree of investment risk because of its ability to make more concentrated investments.

What do I need to do?

You don't need to take any action at this time. Fund proxy materials and voting instructions are expected to reach shareholders of these investments beginning in November 2020. That's when shareholders can start voting online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

2

If you have any questions, please call us at 800-662-2739 Monday through Friday from 8 a.m. to 8 p.m., Eastern time.

Thank you for belonging to the Vanguard community of investors.

Legal notices

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, please read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, please call Vanguard toll-free at 800-662-7447 or visit  vanguard.com.  The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

For more information about Vanguard funds, visit vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information about a fund are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including the possible loss of the money you invest. Diversification does not ensure a profit or protect against a loss.

© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor of the Vanguard Funds.

P.O. Box 982901 | El Paso, TX 79998-2901 |  vanguard.com  Privacy policy  |  Contact us  |  Online security  |  Home

2

July 29, 2020

Shareholders to vote on merger of U.S. Value Fund into Value Index Fund and diversification changes

Today, Vanguard announced plans to ask shareholders of six U.S.-based Vanguard funds to approve two proposals. The proxy involves the Vanguard U.S. Value Fund (VUVLX; "U.S. Value") for the proposed merger, and Vanguard Health Care Fund (VGHCX; "Health Care"), Vanguard Energy Fund (VGENX; "Energy"), Vanguard U.S. Growth Fund (VWUSX; "U.S. Growth"), Vanguard Variable Insurance Fund–Growth Portfolio ("VVIF - Growth") and Vanguard Variable Insurance Fund–Real Estate Index Portfolio ("VVIF - Real Estate") for proposed diversification status changes. The proposed merger would merge U.S. Value and Vanguard Value Index Fund (Admiral™ Shares: VVIAX, CUSIP 922908678). The combined Fund will be called the Vanguard Value Index Fund ("Value Index"), and the investment advisor for the Fund will remain consistent with the current management of the existing Fund. Effective today, U.S. Value is closed to new investors.

July 29, 2020	U.S. Value is closed to new investors

Beginning in early November 2020	Shareholders receive combined proxy statement/prospectus, and voting begins

January 22, 2021	Virtual shareholder meeting

Close of business February 3, 2021*	U.S. Value is closed to all investments

On or about February 5, 2021*	Merger of U.S. Value into Value Index Admiral Shares is complete

*Pending shareholder approval

Note: Merger dates referenced throughout this document are subject to change.

1.What funds are impacted by the proposed merger?

•Vanguard U.S. Value Fund (VUVLX, CUSIP: 922020201)

•Vanguard Value Index Fund (Admiral Shares: VVIAX, CUSIP: 922908678)

2.What is the timing of the proposed merger?

The conversion process has different stages, beginning on or about the week of February 1, 2021, with the creation of new accounts and ending after all shares have been successfully converted.

•Clerical: On or about 2/1/2021 – 2/5/2021—Systematic creation of accounts and carryover of clerical data points. Clients may see new positions created that would be reflected on either NSCC files or confirmation statements mailed to clients.

•Monetary: On or about 2/5/2021—Systematic posting of the monetary transaction. Clients will see assets move from U.S. Value to the Value Index Admiral Shares.

Confirmations are sent to clients via NSCC files (aka F55) or physical confirmation statements.

3.What do clients need to do for the proposed merger?

Fund proxy materials and instructions on voting are expected to reach U.S. Value shareholders beginning in November 2020. That's when shareholders can begin to vote online, by phone, or by mail. If approved, shareholders do not need to take any additional action to facilitate the merger. Clients requesting an exchange to Value Index Admiral Shares from U.S. Value before the merger date should be reminded that waiting for the merger will allow such an exchange to take place without incurring tax on any realized capital gains.

If clients do not want to have their U.S. Value positions merged into Value Index Admiral Shares, they may exchange their assets to a different fund, or redeem their position before or after the merger. However, these activities may be considered taxable, and clients would be subject to tax on any gains realized from the sale. Please note that if the activity exceeds the large transactions limit for either the source or receiving fund, the large transaction notification process would need to be followed.

4.Can clients move from Omnibus to FBO prior to the proposed merger?

Yes, however; clients should refrain from moving from Omnibus to FBO at least one week prior to the effective date of the merger. Existing clients may open new accounts in U.S. Value between July 29, 2020, and February 3, 2021. New accounts will not be permitted after February 3, 2021, when the Fund will be closed to new and additional investments from existing clients in preparation for the merger, if approved, on or about February 5, 2021. Please work with your Relationship Manager to ensure proper processing.

5.Should clients initiate an exchange out of U.S. Value into Value Index Admiral Shares on their own?

Clients can initiate a taxable exchange-out with a process date up to and including February 5, 2021. For exchanges that exceed the large transactions limit please follow the large transaction notification process for both the source and receiving fund. If the quantities of the exchange are high, please consider waiting until the automated non-taxable merger on or about February 5, 2021, or work with your Relationship Manager to negotiate a date outside the merger date time frame.

6.Does Vanguard need to be contacted if a client conducts the merge as a sell and buy?

If the sell and/or buy exceeds the large transaction limit for the fund, the large transaction notification process would need to be followed. Note that a client in a taxable account that conducts a sell-and/or-buy before the merger will be subject to tax on any capital gains realized from the sale.

7.Will U.S. Value close to purchases and exchanges from new investors? If so, when?

Yes. U.S. Value is closed to new investors (accounts) on July 29, 2020. Exchanges into new accounts in the Fund are not permitted because of the closure to new investors.

8.Will U.S. Value close to additional purchases and exchanges from existing investors? If so, when?

Yes. Existing investors in U.S. Value may continue to make additional purchases and exchanges into existing accounts in the Fund until close of business on February 3, 2021. After close of business on February 3, 2021, the Fund will be closed to additional purchases and exchange-in transactions by existing investors.

9.During the period of time between the closure to existing investors (after close of business on February 3, 2021) and the date of the proposed merger (on or about February 5, 2021), also referred to as the "blackout" period, what type of transactions will be permitted?

Only redemptions and exchange-out activity will be accepted. Purchase activity into U.S. Value during this period will be rejected. Any purchase activity rejected will be handled via the normal corrective processing procedures.

10.For defined contribution plans, will participant contributions be permitted to continue during the "blackout" period?

No. The only activity permitted during the "blackout" period is redemption or exchange-out activity. For questions, please contact your Relationship Manager.

11.How will T+1 trades for U.S. Value with a trade date of February 3, 2021, be handled? Clients with T+1 agreements can place trades with a February 3, 2021, trade date with files/trades received before 10:30 a.m., Eastern time, on February 4, 2021, without disruption. Clients submitting files/trades after 10:30 a.m., Eastern time, on February 4, 2021, may experience disruption, as purchase and exchange-in trades will be rejected. Redemption or exchange-out activity will process as normal. Any purchase and/or exchange-in activity that is rejected will be handled via the normal corrective processing procedures.

12.Are transfers permitted?

Yes. Transfers during the soft closure from July 29, 2020, to February 3, 2021, are permitted if they are processed by close of business February 3, 2021. However, in order to facilitate the merger, if approved, transfers will not be permitted after February 3, 2021. Transfer requests can resume on the combined Fund on or about February 8, 2021.

13.Will clients still be able to redeem from their U.S. Value holdings on the trade date of the proposed merger, on or around February 5, 2021?

For uninterrupted straight-through processing, it is strongly recommended that the last day for T+1 redemption activity should be for the trade date of February 4, 2021. While T+1 redemptions from U.S. Value with a trade date of February 5, 2021 will be received, please know that the trade will be rejected because U.S. Value will not have any shares. These rejected transactions will follow normal business procedures for corrective processing and may take several days to resolve, potentially resulting in delayed settlement.

For redemption activity with a trade and process date of February 5, 2021, the last day for uninterrupted straight-through processing is February 5, 2021.

14.How will purchases for U.S. Value with a trade date of February 5, 2021, be handled?

T+1 purchase activity into U.S. Value with a trade date of February 5, 2021, will be rejected, requiring the trade to be resubmitted with price protection into Value Index Admiral Shares. Any purchase activity rejected will be handled via the normal corrective processing procedures.

15.What can clients expect, in terms of NSCC records, during the monetary phase?

The files for trade date February 4, 2021, will show shares in the client's U.S. Value holding. The files for trade date February 5, 2021, will show movement from U.S. Value holdings to the combined Fund. Once the monetary transaction is processed, the client will receive notice on the next activity file in the F55 record with Transaction Type 23 and Transaction Description W0. Both debit and credit will show on the report, showing as initiated by Vanguard. We anticipate no change in file timing, so this should occur on or about February 6, 2021. Clients will receive no new files as a result of the merger.

16.How will new account transactions (or purchases or exchange in requests) intended for U.S. Value be handled after the proposed merger is complete?

Any manual trade requests would trigger an outcall. Any automated requests will be rejected. Normal "rejected trades" processes will be followed.

17.Following the proposed merger, could a client have two holdings in the same Value Index Admiral Shares?

The Systematic Merge process was created to meet most client needs and may not meet all nuances of accounts. Vanguard will attempt to assign the same account number to the combined Fund if a new account needs to be created. Below is a summary of how a client who owns U.S. Value and Value Index Admiral Shares will be handled during the clerical process:

•If the U.S. Value account is networked and BIN numbers on both accounts match, the existing Value Index Admiral Shares account will be used.

•If the U.S. Value account is networked, and BIN numbers on both accounts do not match, a new Value Index Admiral Shares account is created.

•If the U.S. Value account is not networked, and account numbers on both accounts match, the existing Value Index Admiral Shares account will be used.

•If the U.S. Value account is not networked, and account numbers on both accounts do not match, a new Value Index Admiral Shares account is created.

Occasionally, the above process does not work exactly as described. If the creation of a second Value Index Admiral Shares holding does not meet client needs, contact your Relationship Manager.

18.How will corrections be processed post-merger?

Corrections will be reviewed on a case by case basis in conjunction with the Relationship Manager, client, and Processing Group. Resolutions, which can take place same day or over a series of days, will be based on client and/or intermediary recordkeeping needs.

19.Will a conversion ratio be provided to clients?

Yes, the conversion ratio will be sent to clients on or about February 8, 2021. Clients that wish to use this ratio must be cautioned that differences may result because of rounding, in particular for large positions.

20.Will the NAVs be extended past two decimal places? How many places? No. We provide only two decimal places.

21.Will share class eligibility change as a result of the proposed merger?

No. The share class eligibility requirements for U.S. Value and Value Index Admiral Shares will not change as a result of the merger.

22.How many proposals are included in the upcoming proxy?

The upcoming proxy will involve two proposals. The proposals would merge U.S. Value into Value Index Admiral Shares and change the diversification status of five other funds.

23.Why does the proposed merger of U.S. Value into Value Index Admiral Shares require shareholder approval?

The fundamental investment policies of the Funds do not entirely overlap, as such U.S. Value shareholders will be asked to approve the proposal by proxy. If approved, this proposal will allow the merger of U.S. Value into Value Index Admiral Shares. See "Key Dates" table referenced above for proxy related deliverables.

24.Which five other Vanguard funds are involved in the proposal to reclassify those funds as nondiversified?

•Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)

•Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)

•Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)

•Vanguard Variable Insurance Funds–Growth Portfolio (CUSIP 921925509)

•Vanguard Variable Insurance Funds–Real Estate Index Portfolio (CUSIP 921925848)

For more information about Vanguard funds, visit advisors.vanguard.com to obtain a prospectus or, if available, a summary prospectus. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectus; read and consider it carefully before investing.

All investing is subject to risk, including possible loss of principal.

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, shareholder should read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, shareholder should read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, © 2020 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

For financial advisors only. Not for public distribution.

Internal use only.

Internal Q&A

July 29, 2020

Today, Vanguard announced plans to conduct a shareholder proxy and hold a shareholder meeting virtually on or about January 22, 2021. Vanguard will solicit votes later this year from shareholders of six U.S.-based Vanguard funds on a proposed merger for one fund and proposed diversification status changes for five funds.

Key points

•Shareholders will be asked to vote on the two proposals. Vanguard's fund trustees believe that the proposals, if approved, will be in the best interests of fund shareholders.

•The proxy involves the following funds: the Vanguard U.S. Value Fund (''U.S. Value'') for the proposed merger, and Vanguard Health Care Fund (''Health Care''), Vanguard Energy Fund (''Energy''), Vanguard U.S. Growth Fund (''U.S. Growth''), Vanguard Variable Insurance Fund Growth Portfolio (''VVIF --- Growth'') and Vanguard Variable Insurance Fund Real Estate Index Portfolio (''VVIF --- Real Estate'') for proposed diversification status changes.

•Fund proxy materials and instructions on voting are expected to reach shareholders of the six Vanguard funds beginning in November 2020, at which point crew can expect to receive additional information.* That's also when shareholders can begin to vote online, by phone, or by mail. The shareholder meeting is scheduled to be held virtually on or about January 22, 2021.

•Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively. For more information regarding the two proposals, please refer to the Merger of U.S. Value Fund into Value Index Fund Q&A and the Change in Diversification Status of Five Vanguard Funds Q&A.

*Important notices regarding fund proxy materials

•Shareholders of U.S. Value will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund (''Value Index'') and provides other important information about the merger proposal. When it is available, shareholders should read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the Proxy Statement/Prospectus (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

•Shareholders of Health Care, Energy, U.S. Growth, VVIF --- Growth, and VVIF --- Real Estate will receive a Proxy Statement that provides important information about the diversification status change proposals. When it is available, shareholders should read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website  ( www.sec.gov ) .

Q&A content

1.What is a proxy?

A proxy is the legal authority or means to permit a shareholder's vote to be registered without his or her physical presence at an annual or special shareholder meeting. Shareholders may vote their proxy by mail, over the phone, or online once voting opens.

2.Why is Vanguard conducting a proxy and shareholder meeting?

The purpose of the proxy is to solicit shareholder approval of two proposals impacting six Vanguard funds. Shareholders will be asked to vote on the proposals, which Vanguard's fund trustees believe, if approved, will be in the best interests of shareholders.

3.Which Vanguard funds are involved in the proxy?

The proxy involves U.S. Value, Health Care, Energy, U.S. Growth, VVIF --- Growth and VVIF --- Real Estate.

4.Who can vote?

Generally speaking, any shareholder who owns shares of any of the above funds on a specified ''record date'' will be able to vote, even if that shareholder later sells those shares. This includes shareholders living outside the United States who are invested in any of the funds. However, there may be instances in which the authority to vote resides with a retirement plan sponsor or financial advisor.

5.When will voting occur?

Fund proxy materials and instructions on voting are expected to reach shareholders of the funds beginning in November 2020. That's when shareholders can begin to vote online, by phone, or by mail. Voting will conclude on January 22, 2021, at the shareholder meeting, which will be conducted virtually.

6.What are shareholders being asked to approve?

Proposal to merge U.S. Value into Value Index

For shareholders of U.S. Value

What are shareholders being asked to approve?

If approved, this proposal will allow the merger of U.S. Value into Value Index. The two value funds have similar characteristics and holdings but different investing styles. Both funds provide investors with exposure to value securities and exhibit a significant overlap in holdings, similar characteristics, and highly correlated returns.

Vanguard's Equity Index Group will continue as the advisor on the newly combined Value Index Fund; there will be no changes to the investment objective, strategies, policies, or overall portfolio management of Value Index.

How will the funds and fund shareholders benefit from passage of this proposal?

Vanguard's fund trustees determined that a merger was in the best interest of shareholders as it would place U.S. Value shareholders in a comparable fund with better historical long-term investment performance and offer them a large expense ratio reduction, while shareholders of both funds would benefit from additional economies of scale. For more information regarding this proposal, please refer to the Merger of U.S. Value Fund into Value Index Fund Q&A.

Proposal to change the diversification status of five funds

For shareholders of Health Care, Energy, U.S. Growth, VVIF - Growth, and VVIF - Real Estate

What are shareholders being asked to approve?

If approved, this proposal would allow the five funds to be reclassified as non-diversified. Under the 1940 Act, a mutual fund is designated either as diversified or non-diversified depending on its ownership of, and concentration in, securities. A diversified fund is required to have less than 25% of its assets invested in individual securities that account for more than 5% of a fund's total assets or where the fund owns more than 10% of a single issuer (the ''Diversification Rule''). The funds have each been operating as a ''diversified'' fund and therefore adhering to the Diversification Rule.

How will the funds and fund shareholders benefit from passage of this proposal?

We believe reclassifying the funds as non-diversified is in the best interests of the funds and their shareholders as it provides the funds' portfolio managers with increased investment flexibility and potential for better investment performance. For more information regarding this proposal, please refer to the Change in Diversification Status of Five Vanguard Funds Q&A.

7.What is a shareholder meeting?

A shareholder meeting is a meeting called by a fund's board of trustees to obtain a shareholder vote on one or more proposals. In this case, a shareholder meeting will be held so that shareholders of multiple funds can participate at the same meeting. Vanguard shareholders have the right to vote on important proposals concerning the fund or funds that they own. The vast majority of Vanguard shareholders vote by proxy in advance of the meeting rather than by attending it.

8.Why is Vanguard holding its shareholder meeting virtually?

Due primarily to the novel coronavirus outbreak and in an effort to limit exposure to COVID-19, Vanguard will hold its shareholder meeting virtually on January 22, 2021.

9.How often do the Vanguard funds hold shareholder meetings?

The Vanguard funds hold shareholder meetings only when shareholder approval is required to move forward with a particular transaction or policy change or, when appropriate, to address the composition of the board of trustees. The last time the Vanguard funds held a shareholder meeting was in 2017.

10.Why are shareholders' votes important?

Vanguard fund shareholders are owners of the funds, so their participation in the voting process is important for the funds to be able to operate more efficiently and effectively. Beginning in November, Vanguard will ask shareholders to vote promptly so that the funds can avoid the extra cost of seeking the required level of shareholder participation before voting concludes at the shareholder meeting on January 22, 2021.

11.When voting begins, how can shareholders vote?

Voting instructions are expected to reach shareholders beginning in November 2020. Shareholders will be able to vote in one of four ways: (1) online, (2) by phone, (3) by mail, or (4) by attending the virtual shareholder meeting on January 22, 2021.

We encourage shareholders to vote online or by phone as these methods save the Vanguard funds the most money, as they require no return postage.

12.Is this proxy vote connected to Vanguard's role in voting on proxies of companies held in funds' portfolios?

The proxy voting that Vanguard's Investment Stewardship's team carries out at public companies is different and distinct from Vanguard's upcoming fund proxy. Investment Stewardship votes on behalf of the Vanguard funds at shareholder meetings of companies that the Vanguard funds own. Vanguard's upcoming proxy vote will provide shareholders of the funds with the opportunity to vote on the merger proposal and the diversification status change proposal, respectively.

Investment Stewardship voting: As shareholders of public companies, the Vanguard funds vote proxies throughout the year as part of their investment stewardship activities, including on director nominees for corporate boards of directors and on compensation matters, among other decisions requested by shareholders. Vanguard's Investment Stewardship team conducts these activities subject to the proxy voting guidelines adopted by the board of trustees of each Vanguard fund. For more information about the proxy voting guidelines of the Vanguard funds, and our Investment Stewardship program, click here .

13.How many votes are needed to reach quorum in order for the shareholder meeting to go forward?

Each fund must achieve a quorum in order for the shareholder meeting to go forward. This means that more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of a fund's shares must be represented at the meeting, either in attendance or by proxy. All returned proxies count toward a quorum, regardless of how they are voted (''For,'' ''Against,'' or ''Abstain'').

14.What will happen if shareholders do not approve the proposals?

If shareholders do not approve these proposals, the funds will not implement the changes and Vanguard will consider removing or amending the proposals.

Internal use only.

Portfolio Review Department

Internal Q&A

July 29, 2020

Merger of U.S. Value Fund into Value Index Fund

Today, Vanguard announced that, subject to shareholder approval, it will merge Vanguard U.S. Value Fund (VUVLX, CUSIP: 922020201) into Vanguard Value Index Fund (VVIAX, CUSIP 922908678). Vanguard Value Index Fund will be the surviving Fund; there will be no changes to the Fund's investment advisor, CUSIP, ticker, or fund number.

Supplements to the Prospectus and Statement of Additional Information for Vanguard U.S. Value Fund ("U.S. Value") will be filed with the SEC at 9:00 A.M. ET on Monday, July 29, 2020.

Key Points

•Subject to shareholder approval, Vanguard U.S. Value Fund will merge into Vanguard Value Index Fund ("Value Index").

•Shareholders of U.S. Value will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Value Index and provides other important information about the proposal. When it is available, shareholders should read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of the Proxy Statement/Prospectus (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov). For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

•Vanguard and the board for U.S. Value determined that a merger was in the best interest of shareholders as U.S. Value shareholders would be placed in a comparable fund with better historical long-term investment performance and experience a large expense ratio reduction, while shareholders of both Funds would benefit from additional economies of scale.

•There are no changes to Value Index's investment advisor, Vanguard's Equity Index Group ("EIG"), who will continue to manage the Fund.

•The investment objective, strategies, policies, and overall portfolio management of Value Index will remain the same.

Q&A Content

I. General Questions

II. U.S. Value and Value Index Merger

III.Advisory Firm and Portfolio Manager Bios

I.General Questions

1.Why has Vanguard proposed to merge the two Funds?

Vanguard and the board for U.S. Value determined that a merger was in the best interest of shareholders as U.S. Value shareholders would be placed in a comparable fund with better historical long-term investment performance and experience a large expense ratio reduction, while shareholders of both Funds would benefit from additional economies of scale. Vanguard continuously reviews all of its fund offerings to ensure we are meeting the needs of investors and providing sufficient choice with a clear, understandable menu of funds.

2.When is the merger expected to occur?

If U.S. Value shareholders approve the merger, it is expected to occur on or about February 5, 2021. For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

3.To what degree does Value Index's investment strategy overlap with that of U.S. Value's? U.S. Value and Value Index have different investment objectives, but provide similar exposures. Both Funds provide investors with exposure to value securities and exhibit a significant overlap in holdings, similar characteristics (see table in Appendix B, pages 11 - 12), and highly correlated returns. Approximately 66% of the weight in U.S. Value's holdings are held by Value Index. A slight difference between the two Funds is that U.S. Value tends to have a higher percentage of mid- and small-cap securities.

U.S. Value is an actively managed fund that seeks to provide long-term capital appreciation and income and outperform its benchmark index, the Russell 3000 Value Index. Conversely, Value Index seeks to track the performance of its benchmark index, the CRSP US Large Cap Value Index, which measures the investment return of large-capitalization value stocks. Following the merger, the combined Value Index would continue seeking to track the CRSP US Large Cap Value Index.

4.Why is Vanguard proposing to merge an actively managed fund into a passive index fund?

Vanguard has a long track record of product leadership and making changes that are in the best interest of shareholders, including merging funds, changing advisors, modifying mandates, and closing and liquidating funds. The proposal stems from Vanguard's continuous oversight and review of its fund lineup, including portfolio exposures and cost structures. After analyzing its active lineup for a suitable match, Vanguard determined that a merger into Value Index was in the best interest of shareholders as U.S. Value shareholders would be placed in a comparable fund with better historical long-term investment performance and experience a large expense ratio reduction, while shareholders of both Funds would benefit from additional economies of scale.

Vanguard has actively managed options that pursue a value strategy that could also be used as a replacement for US Value. These options, Vanguard Windsor Fund ("Windsor") and Vanguard Windsor II Fund ("Windsor II"), have met the enduring needs of investors since 1958 and 1985, respectively. Both have produced strong performance results versus the Russell 1000 Value Index and peers over long time horizons. These funds were not selected as merger candidates because while their potential for outperformance is higher, their risk profile and expense ratios are also higher.

5.What solutions can Vanguard offer to U.S. Value shareholders who desire to remain in a similar, actively-managed product?

Vanguard offers other large-cap value funds for investors who prefer an actively managed approach, as shown below. Both Windsor and Windsor II have strong track records of outperformance and may be good solutions for investors who prefer an active mandate. There may be tax implications for U.S. Value shareholders considering such an alternative, depending on the account type.

Vanguard fund	Share class	Ticker	CUSIP	Expense ratio
Windsor™	Admiral™	VWNEX	922018403	0.20%
	Investor	VWNDX	922018106	0.30%
Windsor™ II	Admiral	VWNAX	922018304	0.26%
	Investor	VWNFX	922018205	0.34%

6.Is the merger proposal in reaction to value's underperformance versus growth over the last decade?

No. Vanguard determined that a merger was in the best interest of shareholders, as U.S. Value shareholders would be placed in a comparable fund with better historical long-term investment performance and experience a large expense ratio reduction, while shareholders of both Funds would benefit from additional economies of scale. While growth investing has outperformed value investing in recent years, we continue to believe in the merits of value investing and offering enduring investment products – both value and growth – to meet investor's needs.

7.Does the merger require shareholder approval?

Yes. Because the fundamental investment policies of the Funds do not entirely overlap, U.S. Value shareholders will be required to approve these changes. For additional information regarding the shareholder proxy, please refer to the 2021 Shareholder Proxy Internal Q&A.

8.Does Vanguard merge funds often? What went into the decision to merge U.S. Value and Value Index?

Vanguard's Portfolio Review Department employs a rigorous evaluation process in overseeing our funds and advisors to ensure we provide sound, enduring offerings that meet the long- term needs of our clients. We have a long track record of product leadership and making changes that we believe are in the best interests of our clients, including adding products where we believe there is investment merit and investor demand, merging funds, changing advisors, modifying mandates, and closing and liquidating funds. While we do not merge funds frequently, past examples include Asset Allocation into Balanced Index (2012), Florida Focused Long-Term Tax-Exempt into Long-Term Tax-Exempt (2013), Managed Payout Growth Focus into Managed Payout (2014), Managed Payout Distribution Focus into Managed Payout (2014), Developed Markets into Tax-Managed International (2014), Growth Equity into U.S. Growth (2014), Tax-Managed Growth & Income into 500 Index (2014), Morgan Growth into U.S. Growth (2019), and Capital Value into Windsor (2020).

9.Will there be any advisor changes to Value Index as part of the merger?

No. There would be no merger-related changes to Value Index's investment advisor, EIG.

10.Will there be any changes to the investment objective of Value Index as a result of the merger?

No. The investment objective, strategies, policies, and overall portfolio management of Value Index would remain the same.

11.How is Vanguard communicating the proposal?

After filing supplements with the SEC at approximately 9:00 AM ET on July 29, 2020, Vanguard will issue a press release to announce these plans to the media. In addition to this Q&A, which is intended to assist client-facing crew with their discussions, Vanguard will communicate the proposed merger to certain client groups through RM Send Texts (FAS & IIG), Push Emails (FAS & IIG/VRPA), Freshness Articles (FAS & IIG), and Email and Direct Mail (RIG).

U.S. Value shareholders can expect to be sent a Proxy Statement/Prospectus (Form N-14) beginning in November 2020, which will ask U.S. Value shareholders to vote on the proposed merger. For additional information regarding the proxy statement, please refer to the 2021

Shareholder Proxy Internal Q&A.

12.What is the history of changes for the Funds?

The merger would combine two value equity funds with venerable histories; U.S. Value was launched on June 29, 2000, while Value Index was launched on November 13, 2000. More information about the individual histories of U.S. Value and Value Index can be found in Appendix A.

II.U.S. Value and Value Index Merger Proposal

13.What will be the expected impact of the merger to shareholders of U.S. Value?

For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A. If U.S. Value shareholders approve the merger, they would become shareholders of Value Index on the effective date of the merger, on or about February 5, 2021. Each shareholder of U.S. Value would receive shares of Value Index having an aggregate value equal to the aggregate value of the shares of U.S. Value held by that shareholder as of the effective date of the merger.3

Each shareholder's entire position balance in U.S. Value would be exchanged, on a tax-free basis, for an equivalent dollar investment in Value Index. Each U.S. Value shareholder's position would be identically registered in Value Index. There would be no change to the cost basis of a shareholder's position in the aggregate. The per-share cost would change, however, reflecting the difference in each Fund's NAV per share.

U.S. Value would be expected to pay out final income and capital gain distributions to U.S. Value shareholders before the effective date of the merger. Such distributions may contain a return of capital. With a merger date on or about February 5, 2021, Vanguard would expect to declare the distributions on February 2, 2021, with a record date of February 2, 2021, an ex- date of February 3, 2021, and a payment date of February 4, 2021. U.S. Value shareholders would be taxed on these distribution at income and capital gain rates, as applicable.

As discussed in Q21, pre-merger portfolio realignments in U.S. Value may result in the payment of a capital gain distribution. However, the actual gains or losses realized would depend on market conditions and the extent to which pre-merger portfolio alignments are

3U.S. Value is offered only in Investor Shares, which shares will be exchanged for Admiral Shares of Value Index because Value Index Investor Shares are closed to new investors and available only for ongoing investment by Vanguard funds and certain other institutional investors. Following the merger, if approved, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

needed immediately prior to the merger. For example, if the merger had taken place on June 30, 2020, U.S. Value would have realized net capital losses of approximately $47 million, or 4% of the Fund's net assets, on the resulting sale of securities, and no distribution to U.S. Value shareholders prior to the merger. Therefore, it is difficult to predict with any certainty the extent to which U.S. Value and its shareholders would recognize capital gains or losses.

U.S. Value will be closed to new investors on July 29, 2020. Existing shareholders in U.S. Value may continue to make additional purchases until shortly before the merger (if approved), on or about February 3, 2021 at close of business, when U.S. Value would be closed to additional purchases by existing shareholders.

14.Why is Vanguard closing U.S. Value to new investors on July 29, 2020?

As Vanguard seeks shareholder approval of the merger, it aims to limit additional investments into the Fund. We believe U.S. Value and Value Index reflect similar market exposure, and therefore investors looking for a value investment strategy may choose to invest in Value Index during this time. This investment ability would provide access to a similar market exposure and simplifies account recordkeeping.

15.Why would Vanguard close U.S. Value to additional purchases by existing shareholders on or about February 3, 2021?

U.S. Value shareholders would be permitted to make additional purchases and exchanges into the Fund until close of business on or about February 3, 2021. Closing additional purchase activity at that time would allow for Vanguard to begin preparing for the transition process and close the merger on or about February 5, 2021.

16.Does this merger proposal affect shareholder redemptions from U.S. Value and Value Index?

The merger proposal does not affect redemption activity for shareholders of U.S. Value and Value Index; redemptions can be made at any time, but could be subject to capital gains tax (see Q21, Q23, and Q24 for more information).

17.How would shareholder requests to transfer shares of U.S. Value or Value Index be handled during the merger?

Transfers would be permitted to/from shareholder positions in U.S. Value until on or about February 3, 2021. Transfers to/from shareholder positions in Value Index would be permitted throughout the merger. Please note that process described is specific to Retail and may vary for FAS and/or IIG clients.

18.What would be the impact of the merger to shareholders of Value Index?

The merger would not affect Value Index's investment objective, strategies, philosophy, or overall portfolio management process. There will be no merger-related changes to Value Index's investment advisor, EIG.

19.What would the expense ratio of the surviving combined Value Index Fund be? Following the merger (if approved), the combined Value Index Fund is projected to maintain its current expense ratio of 0.05% for Admiral Shares.4 Expense ratios represent the cost of running a fund. They cover the fund's operational expenses, as well as investment advisory fees, administrative costs, and shareholder service payments (such as custodian services, taxes, and legal fees). Because expense ratios are backward-looking, investors have already realized expense ratio increases or decreases by the time they are reported in a fund's prospectus each fiscal year.

4U.S. Value is offered only in Investor Shares, which shares will be exchanged for Admiral Shares of Value Index because Value Index Investor Shares are closed to new investors and available only for ongoing investment by Vanguard funds and certain other institutional investors. Following the merger, if approved, shareholders owning Admiral Shares of the combined fund that meet the applicable eligibility requirements for another share class of the combined fund may request a self-directed conversion to such other share class at any time.

Fund	Annual Report Expense Ratio
U.S. Value Investor	0.22%
Shares

Value Index Admiral	0.05%
Shares

20.What is the investment performance of both Funds?

The average annual total returns of Value Index have been better than those of U.S. Value over the long term. The table below represents both Funds' performance, in addition to a comparison to the returns of their benchmarks (as of 6/30/2020).

Fund Name	Total Return -	Total Return -	Total Return -	Total Return -
	Cumulative 1 Year	Annualized 3 Year	Annualized 5 Year	Annualized 10 Year

U.S. Value

Bmk: Russell 3000

Value Index

Value Index

Bmk: Spliced Value

Index*

-14.59	-4.60	10.86	155.89
-9.42	4.28	24.11	164.78
-7.55	11.70	35.82	185.90
-7.45	12.12	36.79	190.96

*MSCI US Prime Market Value Index through April 16, 2013; CRSP US Large Cap Value Index thereafter.

21.Would the merger be a taxable transaction?

No. The merger itself would not be a taxable transaction for the Funds or their shareholders. However, the merger would still have tax consequences. In particular, it is expected that U.S. Value would sell a portion of its portfolio securities and buy new securities prior to the merger in order to better align its portfolio with that of Value Index. U.S. Value would be expected to recognize either capital gains or losses as a result of these realignment transactions. Any such recognized gains, plus any other realized, but undistributed income or gains, would need to be distributed to U.S. Value shareholders immediately prior to the merger (see Q13). Shareholders would be taxed on these distributions at income or capital gain rates, as applicable. Please refer to Q24 and Q5 below for other related considerations.

22.If a shareholder has automatic contributions to U.S. Value, would these contributions continue even though the Fund is closed to new accounts?

Yes, as noted in the question above, all account options, including automatic contributions would continue during the closure period and would be carried over to the new Value Index position after the merger.

23.If a shareholder has automatic contributions to U.S. Value, what would happen to contributions scheduled to run following the closure to existing shareholders? Following the closure of U.S. Value to existing shareholders, any automatic contributions (e.g., Automatic Investment Plan, Automatic Exchange Service, etc.,) into U.S. Value would be canceled and carried over to the new Value Index position effective February 6, 2021. As such, any automatic investments scheduled to occur in U.S. Value on February 4 or February 5, 2021, would be canceled. Retail clients whose AIPs are set to maximize their IRA contributions and are scheduled to occur on February 4 or February 5, 2021, would need to re-establish the AIP to maximize their remaining contributions in the new Value Index position. Please note that process described is specific to Retail and may vary for FAS and/or IIG clients.

24.Should shareholders initiate an exchange into Value Index on their own?

We do not recommend doing so. Whereas the proposed merger of assets, if approved, is expected to be tax-free for income tax purposes, a shareholder in a taxable account who redeems from U.S. Value before the merger, either to exchange U.S. Value shares for Value Index shares or for any other purpose, will be subject to tax on any capital gains realized from the sale.

Clients requesting an exchange to Value Index from U.S. Value should be reminded that voting for the merger and waiting for it to occur would allow such an exchange to take place without incurring tax on any realized capital gains. Crew are available to review clients' account information and provide them with an estimate of the potential gains.

25.If a Retail account U.S. Value shareholder is already invested in Value Index, would the shareholder have two positions following the merger?

Yes. If after the merger a shareholder wishes to have his/her position consolidated, the shareholder should notify Vanguard.

26.Would the past performance of Value Index be adjusted to reflect the performance of U.S. Value?

No. The historical performance of U.S. Value would be discontinued and the performance of Value Index would continue without any adjustments.

27.How can shareholders view history for U.S. Value?

Following the merger, if approved, it is anticipated that beginning on or about Saturday, February 6, 2021, U.S. Value would no longer appear on Vanguard.com. However, shareholders who held the Fund during the past 12 months would be able to view the Fund in their account history once they log on to Vanguard.com.

28.How would the merger appear in a shareholder's transaction history?

The merger would show all shares in U.S. Value being redeemed, and the same dollar value of shares being purchased into Value Index. The line item of history would display as a merger to the new Value Index position.

29.Would account freezes be carried over to the new account?

Yes. Legal and RPO freezes would be carried over to the new position. However, freezes that result from Vanguard's frequent trading policy may not be carried over to the new position in Value Index.

30.How would Vanguard handle new Retail account requests intended for U.S. Value after the merger has been completed?

For a limited period of time (date defined closer to the merger date), certain paper transactions would be automatically accepted and processed into the new position created in Value Index during the merger.

Invest-by-mail transactions and letters of instruction would be accepted through the defined date and would be processed in the new Value Index position. Any transaction requests received beyond these dates would be rejected. Certain business units may decide to place outcalls and attempt to obtain verbal instructions prior to rejecting trades. Please contact your supervisor for more information.

Reoccurring electronic transactions (e.g., automated options such as AIP, direct deposit, etc.,) would automatically be canceled and re-established on the shareholder's new Value Index position.

31.What would be the portfolio-level impact of the merger to shareholders of U.S. Value? We expect there would be a modest level of portfolio turnover in the Funds attributable to the transition of the assets from the advisor of U.S. Value (Vanguard's Quantitative Equity Group, "QEG") to the advisor of Value Index (EIG).

During the transition period, certain assets in U.S. Value would be managed by EIG in alignment with Value Index's strategy. The repositioning of the assets in the Fund may also result in modest transaction costs and/or capital gains distributions. However, Vanguard would seek to minimize any impact through the use of efficient trading and other time-tested portfolio management techniques. Annual capital gains or loss realization is difficult to predict at this time, as many factors could change during the transition. Additionally, other variables could influence the gains or losses in the Funds this year, including market conditions.

32.Given Vanguard's recent emphasis of its active capabilities, why is it merging the actively managed U.S. Value Fund into the passively managed Value Index Fund? Vanguard seeks to provide a comprehensive and differentiated investment lineup that serves the enduring needs of investors. Given the similar market exposure, Vanguard and the fund boards decided to merge U.S. Value into Value Index as U.S. Value shareholders would be placed in a comparable fund with better historical long-term investment performance and experience a large expense ratio reduction, while shareholders of both Funds would benefit from additional economies of scale. Vanguard continues to believe in the potential for outperformance in the value category, and offers additional products with strong track records of outperformance which may be good solutions for investors who seek an active mandate. For shareholders who desire to remain in a similar, actively-managed product, see Q5 for solutions offered by Vanguard.

III.Advisory Firm and Portfolio Manager Biographies

EIG

Launched in 1975, The Vanguard Group, Inc., Malvern, Pennsylvania, is among the world's largest equity and fixed income managers. As chief investment officer, Gregory Davis, CFA, oversees Vanguard's Equity Index, Quantitative Equity, and Fixed Income Groups. Rodney Comegys, Principal and global head of Vanguard's Equity Index Group, is responsible for all equity index funds. The Equity Index Group manages indexed equity portfolios covering U.S. and international markets. It has developed sophisticated portfolio construction methodologies and efficient trading strategies that seek to deliver returns that are highly correlated with target portfolio benchmarks. The group has advised Value Index since 1992.

Gerard C. O'Reilly, Principal

•Portfolio Manager

•Managed the Fund since 1994 (co-managed since 2016)

•Working in investment management since 1992

•B.S., Villanova University

Walter Nejman

•Portfolio Manager

•Co-managed the Fund since 2016

•Working in investment management since 2008

•B.A., Arcadia University

•M.B.A., Villanova University

Appendix A

Histories of U.S. Value and Value Index

U.S. Value: The Fund was launched in 2000 and was originally managed by Grantham, May, Van Otterloo & Co. LLC (GMO). AXA Rosenberg was added as an additional manager in 2007. In 2008, Vanguard's QEG replaced GMO. Since 2010, the Fund has been entirely managed by QEG.

Value Index: The Fund was launched in 2000 and has continued to be managed by Vanguard's EIG.

The Fund has undergone several benchmark changes since the launch: S&P 500 Value Index (formerly known as the S&P 500/Barra Value Index) through May 16, 2003; MSCI US Prime Market Value Index through April 16, 2013; and CRSP US Large Cap Value Index thereafter.

Appendix B

Side-by-side comparison of some key characteristics of the two Funds as of June 30, 2020.

	Value Index Fund		U.S. Value Fund
Objective	The Value Index Fund seeks to track		U.S. Value Fund seeks to provide
	the performance of a benchmark index		long-term capital appreciation and
	that measures the investment return of		income.
	large-capitalization value stocks.
Benchmark	CRSP US Large Cap Value Index		Russell 3000 Value Index
Fundamentals (as of	6/30/2020)
Number of stocks	126		239
Median market cap	$40.9 billion		$30.1 billion
Earnings growth	12.65%		11.51%
rate
P/E ratio	15.1x		14.9x
P/B ratio	1.8x		1.8x
Turnover rate	39.40% (fiscal year-end 10/31/2019)		45.90% (fiscal year-end 9/30/2019)
Return on equity	11.85%		13.02%
Foreign holdings	5.56%		10.69%
Dividend yield	2.26%		2.27%
30-day SEC yield	2.09%		2.65%
Market capitalization	(as of 6/30/2020)
Large	54.2%		45.8%
Medium/Large	5.9%		5.7%
Medium	26.7%		22.1%
Medium/Small	13.1%		13.7%
Small	0.1%		12.6%
Sector (as of 6/30/2020)
Communication			10.95%
Services	8.71%
Consumer			6.61%
Discretionary	8.48%
Consumer Staples	4.88%		5.39%
Energy	8.19%		7.85%
Financials	23.73%		18.25%
Health Care	14.12%		12.60%
Industrials	9.66%		10.13%
Information			12.77%
Technology	10.38%
Materials	3.99%		4.45%
Real Estate	3.81%		6.72%
Utilities	4.06%		4.22%
Ten largest companies	(as of 6/30/2020)
1.	Johnson &	3.2%	Johnson &	2.9%
	Johnson		Johnson
2.	Berkshire	2.9%	Berkshire	2.4%
	Hathaway Inc.		Hathaway Inc.
3.	Procter & Gamble	2.5%	JPMorgan Chase	2.1%
	Co.		& Co.
4.	UnitedHealth	2.4%	Intel Corp.	2.0%
	Group Inc.

5.	JPMorgan Chase	2.3%	Bank of America	1.9%
	& Co.		Corp.
6.	Intel Corp.	2.2%	Chevron Corp.	1.8%
7.	Verizon	2.0%	Verizon	1.8%
	Communications		Communications
	Inc.		Inc.
8.	AT&T Inc.	1.8%	Procter & Gamble	1.7%
			Co.
9.	Walt Disney Co.	1.7%	Walmart Inc.	1.5%
10.	Merck & Co. Inc.	1.7%	AT&T Inc.	1.5%
	Top Ten Total	22.7%	Top Ten Total	19.6%

Internal use only.

Portfolio Review Department

Internal Q&A

July 29, 2020

Change in Diversification Status of Five Vanguard Funds

Today, Vanguard announced that, subject to shareholder approval, it will reclassify the following funds from "diversfied" to "non-diversfied" status as defined under the Investment Compant Act of 1940 (the "1940 Act"), including: Vanguard Health Care Fund (VGHCX, CUSIP 921908307; VGHAX, CUSIP 921908885), Vanguard Energy Fund (VGENX, CUSIP 921908109; VGELX, CUSIP921908802), Vanguard U.S. Growth Fund (VWUSX, CUSIP 921910105; VWUAX, CSUIP 921910600), VVIF – Growth Portfolio (CUSIP 921925509), and VVIF – Real Estate Index Portfolio (CUSIP 921925848) (each, a "Fund" and collectively, the "Funds").

Supplements to the Prospectuses and Statements of Additional Information for each Fund will be filed with the SEC at 9:00 A.M. ET on Wednesday, July 29, 2020.

Key positioning points

•Subject to shareholder approval, Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, VVIF – Growth Portfolio and VVIF – Real Estate Index Portfolio will be reclassified from diversified to non-diversified status.

•Shareholders of each Fund will receive a Proxy Statement that provides important information about the proposals. When it is available, shareholders should read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov). For more information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

•Vanguard and the Fund boards believe that reclassifying each Fund as non-diversified is in the best interests of the Fund and its shareholders as it will provide the Fund's portfolio managers with increased investment flexibility and the potential for better investment performance.

Q&A Content

IV. General Questions

V. Communication Approach

I. General questions

1.What is the difference between a diversified and a non-diversified fund?

Under the 1940 Act, a mutual fund is designated either as diversified or non-diversified depending on its ownership of, and concentration in, securities. A diversified fund must adhere to the 1940 Act diversification requirements: as a diversified fund, at least 75% of each Fund's total assets must be represented by (i) cash and cash items (including receivables), (ii) government securities, (iii) securities of other funds, and (iv) securities of other issuers, provided that the investment represented by securities of an issuer does not exceed 5% of the total assets of the Fund or 10% of the voting stock of the issuer.

A non-diversified fund is defined as a fund that does not meet the 1940 Act diversification requirements. Generally, a fund that is non-diversified may invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund. A non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

2. Why is Vanguard seeking to change the diversification status of these Funds?

By moving to non-diversified status, the Funds would no longer have to adhere to the 1940 Act diversification requirements. Vanguard and the Fund boards determined that the proposed change is in the best interests of the Funds and their shareholders as it will provide the Fund's' portfolio managers with increased investment flexibility and the potential for better investment performance.

3. When will the change go into effect?

If the shareholders of each Fund approve the proposed diversification status change, then it is expected that the Fund will be reclassified as non-diversified in Q1 2021. For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

4. What are the risks associated with non-diversified status?

Notwithstanding the potential for improved investment returns, a non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments. If the proposed change is approved, each Fund's risk profile may increase because a non-diversified fund may invest a greater percentage of its assets in a particular issuer or group of issuers or may own larger positions of an issuer's voting stock than a diversified fund. To the extent that the Fund invests more in a single issuer or group of issuers, poor performance by the issuers could adversely affect Fund performance more than if the Fund were invested in a larger number of issuers. Vanguard will provide shareholders with clear disclosure of the heightened investment risk in the Proxy Statement and in future prospectus risk disclosures.

5.How will this diversification status change impact the day-to-day management of the Funds?

Moving to non-diversified status will provide each Fund's portfolio managers with greater investment flexibility to execute the Fund's strategy. As a result, you should expect that the Fund's concentration in the portfolio managers' highest conviction positions will increase. A non-diversified fund presents a heightened degree of investment risk due to its ability to make more concentrated investments.

6. Does the proposed diversification status change require shareholder approval?

Yes, each Fund has a fundamental policy on diversification. A fundamental policy can only be changed with shareholder approval. We intend to present the proposed change for a shareholder vote at a meeting to be held in early 2021. For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

7. Why can't the Funds rely on the diversification relief granted by the SEC in 2019?

The diversification relief granted by the SEC in 2019 allows only broad-based index funds to follow their indices into non-diversified status, without shareholder approval, to the extent necessary to approximate the composition of the funds' target indices. However, the SEC did not extend such relief to actively-managed funds or sector-based index funds. The Funds cannot rely on the diversification relief, because the Health Care Fund, Energy Fund, U.S. Growth Fund, and VVIF – Growth Portfolio are actively-managed funds; and because VVIF – Real Estate Index Portfolio is a sector-based index fund. Therefore, the proposed change to each Fund's diversification status must be submitted to a shareholder vote. For additional information regarding the shareholder vote, please refer to the 2021 Shareholder Proxy Internal Q&A.

8. How is Vanguard communicating this change?

After filing supplements with the SEC at approximately 9:00 A.M. ET on July 29, 2020, Vanguard will issue a press release to announce these plans to the media. In addition to this Q&A, which is intended to assist client-facing crew with their discussions, Vanguard will communicate the proposed diversification status changes to certain client groups through RM Send Texts (FAS & IIG), Push Emails (FAS & IIG/VRPA), Freshness Articles (FAS & IIG), and Email and Direct Mail (RIG).

Beginning in November 2020, Fund shareholders will receive a Proxy Statement, which will ask Fund shareholders to vote on the proposed diversification status change for their respective Fund(s). For additional information regarding the Proxy Statement, please refer to the 2021 Shareholder Proxy Internal Q&A.

9.Could a non-diversified fund switch back to diversified status without shareholder approval?

Yes, the SEC Staff has long taken the position that a non-diversified fund that operates as diversified for a period of three consecutive years automatically reverts back to being a diversified fund and, as a result, must then comply with the 1940 Act diversification requirements or obtain shareholder approval to become non-diversified thereafter. Since factors such as market dynamics and benchmark changes can impact a fund's diversification status, it is possible that, if the proposed change is approved, each Fund could revert back to diversified status in the future.

10. Does Vanguard have any other funds that are designated as "non-diversified"?

Yes, several Vanguard funds currently operate as non-diversified funds, including the Vanguard Real Estate Index Fund, which changed to non-diversified status in 2017.

11. Has any Vanguard fund changed its diversification status in the past?

Yes, Vanguard closely monitors our funds' underlying portfolio holdings and disclosures, and occasionally pursues modifications to a fund's diversification status. A more recent example includes when Vanguard changed the diversification status of the Vanguard Real Estate Index Fund in 2017.

12. Will the Funds maintain diversified status under the Internal Revenue Code?

Yes, although a non-diversified fund can generally be more concentrated in its investments, it still needs to comply with diversification requirements under the Internal Revenue Code. These requirements are separate from those defined in the 1940 Act, and the Fund's intend to continue to comply with these standards.

II.Communication approach

We are taking a proactive communication approach to this fund event, by creating external Q&As, Push Emails, RM Send Texts, and freshness articles. Additionally, crew will receive this internal Q&A and training to support client conversations.

Client positioning will focus on using a "Plain Talk" approach to describe how non-diversified status will impact the Funds, and to highlight the concentration within the respective benchmarks. Consequently, the emphasis will be on potential improvements in investor outcomes, as well as a heightened degree of investment risk resulting from the ability to make more concentrated investments.

Do not distribute document externally

You may share the contents of this document with clients both verbally and in writing to answer specific questions, but you may not distribute the document itself externally in its entirety. Please refer to the applicable Vanguard website or contact your local marketing team for content approved for external use in your market.

Internal Q&A Supplement for FAS and IO

Shareholders to vote on merger of U.S. Value Fund into Value Index Fund and Diversification Changes

Today, Vanguard announced plans to ask shareholders of six U.S.-based Vanguard funds to approve two proposals. The proxy involves the Vanguard U.S. Value Fund (VUVLX, CUSIP 922020201; "U.S. Value") for the proposed merger, and Vanguard Health Care Fund (VGHCX; "Health Care"), Vanguard Energy Fund (VGENX; "Energy"), Vanguard U.S. Growth Fund (VWUSX; "U.S. Growth"), Vanguard Variable Insurance Fund – Growth Portfolio ("VVIF – Growth") and Vanguard Variable Insurance Fund – Real Estate Index Portfolio ("VVIF – Real Estate") for proposed diversification status changes.

The proposed merger would merge U.S. Value and Vanguard Value Index Fund (Admiral Shares: VVIAX, CUSIP 922908678). The combined Fund will be called the Vanguard Value Index Fund ("Value Index") and the investment advisor for the Fund will remain consistent with the current management of the existing Fund. Effective today, U.S. Value is closed to new investors.

Key dates	Action
July 29, 2020	U.S. Value is closed to new investors
Beginning in early November 2020	Shareholders receive combined proxy
statement/prospectus, and voting begins
January 22, 2021	Virtual shareholder meeting
Close of business February 3, 2021*	U.S. Value is closed to new and additional
investments
On or about February 5, 2021*	Merger of U.S. Value into Value Index is
complete
*Pending shareholder approval

Note: Dates referenced throughout this document are subject to change.

Merger Timeline Questions

1.	What funds are impacted?
The below chart shows the funds that are impacted, along with the related fund numbers, tickers, and
CUSIPS.

Merge Away Fund				Destination Fund

Fund #	Name	Ticker	CUSIP	Fund #	Name	Ticker	CUSIP
124	U.S. Value	VUVLX	922020201	506	Value Index	VVIAX	922908678

2.	When can the firms start using the acquiring fund's CUSIP number?
Assuming the acquiring Value Index account is open for investment, clients can trade as soon as they would like.
3.	What is the timing of the proposed merger?
The conversion process has different stages, beginning the week of February 1, 2021 with the creation of new accounts and ending after all shares have been successfully converted.

•Clerical: On or about 2/1/2021 – 2/5/2021 – Systematic creation of accounts and carry over of clerical data points. Clients may see new positions created which would be reflected on either NSCC files or confirmation statements mailed to clients.

•Monetary: On or about 2/5/2021 – Systematic posting of the monetary transaction. Clients will see assets move from U.S. Value to Value Index. Confirmations are sent to clients via NSCC files (aka F55) or physical confirmation statements.

•Reconciliation: Beginning on or about the week of 2/8/2021. Review of the systematic merger, manual processing of any fall out, processing of adjustments, if needed.

4.What will be visible to clients during the above mentioned phases?

Below is a summary of what clients can expect to see during the three phases of the proposed merger.

•Clerical: Clients may see new Value Index positions created (see question 14 under MergerProcess Questions for more detail regarding position creation). This activity is reflected on either NSCC files or confirmation statements mailed to the client.

•Monetary: After the 2/5/2021 cycle runs, clients will see shares move from their U.S. Value position to their Value Index position. Confirmations are sent to clients via NSCC files (aka F55) or physical confirmation statements.

•Reconciliation: On Saturday, 2/6/2021, review of the monetary process will take place.

oAny transactions that were not able to be processed in the systematic process will be sent to Corrections Processing so that the transaction can be manually processed beginning on or about 2/8/2021.

oAny accounts that had a redemption processed on 2/8/2021 with a trade date 2/5/2021 will need to go through corrections processing.

•Note: This can be mitigated by clients using 2/4/2021 as the last trade date to submit redemptions out of U.S. Value.

5.Will a merger ratio be provided to clients?

Yes. The merger ratio will be communicated to clients on or about 2/8/2021. Clients that wish to use this merger ratio must be cautioned that differences may result due to rounding, in particular for large positions.

6.On what date will U.S. Value strike its last NAV?

The last NAV for U.S. Value will strike on or about February 5, 2021.

7.Will this event be processed using ratios or NAVs? Processing will occur using NAV.

8.Will the NAVs be extended past two decimal places? How many places? No, we provide only to two decimal places.

Merger Process Questions

9.How will account options be affected by the proposed merger? Account options treatment will vary by destination position as follows:

If a new Value Index position is created, all account options on the U.S. Value position, such as dividend preferences, interested parties, banking instructions, AES, AIP and AWP, etc., will be carried over to the new Value Index position.

If an existing Value Index position is identified, the following account options will not be carried over: dividend preferences, interested parties, and banking instructions. Systematic options including AES, AIP, and AWP will be carried over to the existing Value Index position.

10.Can clients move from Omnibus to FBO prior to the merger process?

Yes. Existing clients can open new accounts to facilitate an Omnibus to FBO transfer in U.S. Value between July 29, 2020, and February 3, 2021. However, for the best results, clients should be coached to refrain from moving from Omnibus to FBO at least one week prior to the effective date of the merger. The fund will be closed to both new and existing shareholders after close of business on February 3, 2021, in preparation for the merger on or about February 5, 2021.

Note: As a reminder, a blackout period restricting new accounts and additional investments from existing clients, will be in effect from 2/3/2021 up to and including 2/5/2021.

11.Should clients initiate an exchange out of U.S. Value into Value Index on their own?

Clients can initiate a taxable exchange out with a process date up to and including February 5, 2021. For exchanges that exceed the large transaction's limit please follow the Large Transaction notification process for both the source and receiving fund. If the quantities of the exchange are high, please coach clients to leverage the automated non-taxable merger which will occur on or about February 5, 2021, if approved, or negotiate a date well in advance of the merger date timeframe.

12.If a shareholder does not want assets moved to the Value Index, what other options are available to them?

A client has the following options that must have a process date on or before 2/5/2021:

•Exchange their assets into a different fund.

•Redeem out of their account.

Note: Exchanges and redemptions out of U.S. Value may be considered taxable, and clients (other than tax-exempt investors, e.g. retirement plans) may be subject to tax onany gains realized from the sale.

13.Will a client whose U.S. Value position is converted into Value Index maintain the same account number?

Generally, yes. In most cases, Vanguard will attempt to assign the same account number to the new Value Index account. However, in the event that an identical account number is unavailable a new account number will be assigned. Beginning the week of February 1, 2021, clients may see new Value Index positions (with a zero balance) created in their accounts in preparation for the merger.

14.Following the proposed merger, could a client have two holdings in the same Value Index Fund?

The Systematic Merge process was created to meet most client needs and may not meet all nuances of accounts. Vanguard will attempt to assign the same account number to the new Value Index Fund if a new account needs to be created. Below is a summary of how a client who owns U.S. Value and Value Index will be handled during the clerical process:

•If the U.S. Value account is networked and BIN numbers on both accounts match, the existing Value Index account will be used.

•If the U.S. Value account is networked, and BIN numbers on both accounts do not match, a new

Value Index account is created.

•If the U.S. Value account is not networked, and account numbers on both accounts match, the existing Value Index account will be used.

•If the U.S. Value account is not networked, and account numbers on both accounts do not match, a new Value Index account is created.

Occasionally our internal process does not work exactly as described above. If the creation of a second Value Index holding does not meet the client's needs, Relationship Managers should work with FAS OTG Operations to address this issue. A transfer transaction is the simplest corrective action and would resolve the issue in one business day.

15.Will the acquiring Fund's (Value Index) name and CUSIP change?

Pending shareholder approval, all U.S. Value positions will convert to Value Index on or about 2/5/2021. U.S. Value will cease and assets will move to the surviving Value Index. This means that U.S. Value's names, fund numbers, CUSIPs, ticker, will no longer exist. Value Index already exists and has its own fund numbers, CUSIPs, and tickers.

16.Will account balances be affected by the proposed merger?

No. The dollar value of each shareholder's account will not change; however, shareholders may own more or fewer Value Index shares than U.S. Value shares due to the price (NAV) difference between the products.

17.Will share class eligibility change as a result of the proposed merger?

No. The share class eligibility requirements for the combined Fund will not change as a result of the merger.

Trading Questions

18.Will U.S. Value close to purchases and exchanges from new investors? If so, when?

Yes. U.S. Value is closed to new investors (accounts) on July 29, 2020. Exchanges into new accounts in the Fund are not permitted due to the closure to new investors.

19.Will U.S. Value close to additional purchases and exchange in trades from existing investors? If so, when?

Yes. Existing investors in U.S. Value may continue to make additional purchases and exchanges into existing accounts in the Fund until close of business on February 3, 2021, shortly before the merger, if approved, when the Fund will be closed to additional purchases and exchange in trades by existing investors.

20.During the period of time between the closure to existing investors (after close of business on or about February 3, 2021) and the date of the proposed merger (on or about February 5, 2021), also referred to as the "blackout" period, what type of transactions will be permitted?

Only redemptions or exchange out activity will be accepted.

21.For defined contribution plans, will participant contributions be permitted to continue during the "blackout" period between 2/3/2021 and 2/5/2021?

Systematically, the only activity permitted during the "blackout" period is redemption or exchange out activity. Defined Contribution purchases into U.S. Value for trade date 2/4/2021 or 2/5/2021 will be rejected, requiring the trade to be resubmitted with price protection into Value Index. For more details about trade activity during the "blackout" period, please see questions 23 through 25.

22. Are transfers permitted?

Yes. Transfers during the soft closure from July 29, 2020, to February 3, 2021, are permitted if they are processed by end of day February 3, 2021. However, in order to facilitate the merger, if approved, transfers will not be permitted after February 3, 2021. Transfer requests can resume on the new Value Index Fund on or about 2/8/2021.

23. How will T+1 trades for U.S. Value with trade date of 2/4/2021 be handled?

For uninterrupted straight through processing, it is strongly recommended that the last day for T+1 purchase activity is for trade date 2/3/2021. T+1 purchase activity into U.S. Value for trade date 2/4/2021 will be rejected, requiring the trade to be resubmitted with price protection into Value Index.

Below is a summary of how the trades will be handled by the FAS MFA Operations Automated Team. Any Redemption activity rejected under the below scenarios will be handled via the normal corrective processing procedures.

	Transaction	Into U.S. Value	From U.S. Value
DCC&S (received after VAST nightly	Purchase	Closed Fund - Reject	NA
cycle)	Redemption	NA	Allowed
	Exchange	Closed Fund – Reject	Allowed
DCC&S As-Of (submitted after VAST	Purchase	Closed Fund – Reject	NA
nightly cycle)	Redemption	NA	Allowed
	Exchange	Closed Fund – Reject	Allowed
ETS/Web Upload/ITWS Extended	Purchase	Closed Fund – Reject	NA
(received after VAST nightly cycle)	Redemption	NA	Allowed
	Exchange	Closed Fund – Reject	Allowed
Fund/SERV As-Of	Purchase	Closed Fund – Reject	NA
	Redemption	NA	Allowed
	Exchange	Closed Fund – Reject	Allowed

24.Will clients still be able to redeem from their U.S. Value holdings on the trade date (2/5/2021) of the proposed merger?

For uninterrupted straight through processing, it is strongly recommended that the last day for T+1 redemption activity should be for the trade date of February 4, 2021. While T+1 redemptions from U.S. Value with a trade date of February 5, 2021, will be received, please know that the trade will be rejected because U.S. Value will not have any shares. These rejected transactions will follow normal business procedures for corrective processing and may take several days to resolve, potentially resulting in delayed settlement.

For redemption activity with a trade and process date of February 5, 2021, the last day for uninterrupted straight through processing is February 5, 2021.

25. How will T+1 trades for U.S. Value with trade date of 2/5/2021 be handled?

For uninterrupted straight through processing, it is strongly recommended that the last day for T+1 purchase activity is for trade date 2/3/2021. T+1 purchase activity into U.S. Value for trade date 2/5/2021 will be rejected, requiring the trade to be resubmitted with price protection into Value Index.

Below is a summary of how the trades will be handled by the FAS MFA Operations Automated Team. Any Redemption activity rejected under the below scenarios will be handled via the normal corrective processing procedures.

	Transaction	Into U.S. Value	From U.S. Value
DCC&S (received after VAST nightly	Purchase	Closed Fund - Reject	NA
cycle)	Redemption	NA	Reject
	Exchange	Closed Fund – Reject	Reject
DCC&S As-Of (submitted after VAST	Purchase	Closed Fund – Reject	NA
nightly cycle)	Redemption	NA	Reject
	Exchange	Closed Fund – Reject	Reject
ETS/Web Upload/ITWS Extended	Purchase	Closed Fund – Reject	NA
(received after VAST nightly cycle)	Redemption	NA	Reject
	Exchange	Closed Fund – Reject	Reject
Fund/SERV As-Of	Purchase	Closed Fund - Reject	NA
	Redemption	NA	Reject
	Exchange	Closed Fund – Reject	Reject

26.How will new account transactions intended for U.S. Value be handled after the merger has completed? For FAS, any manual trade requests would trigger an outcall. Any automated requests would be rejected. Normal "rejected trades" processes would be followed by the crew.

27.What can networked clients expect, in terms of NSCC records, during the clerical phase?

If a new holding in Value Index is created, clients will receive files showing the new account. This will be received on the frequency the client has set for their receipt daily, monthly or weekly, on theirnext generated report. Clients will receive no new files as a result of the merger, and we anticipate no change in file timing.

28.What can clients expect, in terms of NSCC records, during the monetary phase?

The files for trade date 2/4/2021 will show shares in the client's U.S. Value holdings. The files for trade date 2/5/2021 will show movement from U.S. Value holdings to the new Value Index Fund. Once the monetary transaction is processed, the client will receive notice on the next activity file in the F55 record with Transaction Type 23 and Transaction Description W0. Both debit and credit will show on the report, showing as initiated by Vanguard. We anticipate no change in file timing, so this should occur on 2/6/2021. Clients will receive no new files as a result of the merger.

29.Will aggregation codes and other pending codes from U.S. Value follow and be placed on the new Value Index accounts?

There are no aggregation codes on U.S. Value because it is an Investor Shares product. Pending codes do NOT carry over to the destination fund.

Proxy Related Questions

30.How many proposals are included in the upcoming proxy?

The upcoming proxy will involve two proposals. The proposals would merge U.S. Value into Value Index and change the diversification status of five other funds.

31.Why does the proposed merger of U.S. Value into Value Index require shareholder approval?

The fundamental investment policies of the Funds do not entirely overlap, as such U.S. Value shareholders will be asked to approve the proposal by proxy. If approved, this proposal will allow the merger of U.S. Value into Value Index. See "Key Dates" table referenced above for proxy related deliverables.

32.Which five other Vanguard Funds are involved in the proposal to reclassify those funds as non-diversified?

•Vanguard Health Care Fund (Investor Shares VGHCX, CUSIP 921908307; Admiral Shares VGHAX, CUSIP 921908885)

•Vanguard Energy Fund (Investor Shares VGENX, CUSIP 921908109; Admiral Shares VGELX, CUSIP 921908802)

•Vanguard U.S. Growth Fund (Investor Shares VWUSX, CUSIP 921910105; Admiral Shares VWUAX, CUSIP 921910600)

•Vanguard Variable Insurance Funds – Growth Portfolio (CUSIP 921925509)

•Vanguard Variable Insurance Funds – Real Estate Index Portfolio (CUSIP 921925848)

For more details about the merger proposal, non-diversification proposal, and shareholder proxy, please see PRD's internal Q&As, respectively: Merger of U.S. Value Fund into Value Index Fund Q&A, Change in Diversification Status of Five Vanguard Funds Q&A, and 2021 Shareholder Proxy Internal Q&A.

Shareholders of Vanguard U.S. Value Fund will receive a Proxy Statement/Prospectus that describes the investment objective, strategies, expenses, and risks of an investment in Vanguard Value Index Fund and provides other important information about the proposal. When it is available, shareholder should read the Proxy Statement/Prospectus carefully before making any decision to invest or to approve the proposal. To receive a free copy of a Proxy Statement/Prospectus (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement/Prospectus and other relevant documents will also be available for free on the SEC's website (www.sec.gov).

Shareholders of Vanguard Health Care Fund, Vanguard Energy Fund, Vanguard U.S. Growth Fund, Vanguard Variable Insurance Fund – Growth Portfolio, and Vanguard Variable Insurance Fund – Real Estate Index Portfolio will receive a Proxy Statement that provides important information about the proposals. When it is available, shareholder should read the Proxy Statement carefully before making any decision to approve any proposal. To receive a free copy of a Proxy Statement (when available) and other relevant documents, shareholders should call Vanguard toll free at 800-662-7447 or visit vanguard.com. The Proxy Statement and other relevant documents will also be available for free on the SEC's website (www.sec.gov).